                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            VANECK VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
              (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period: SEPTEMBER 30, 2016

Item 1. Report to Shareholders

ANNUAL REPORT
September 30, 2016

VANECK VECTORSTM
INDUSTRY ETFs

Biotech ETF	BBH

Environmental Services ETF	EVX®

Gaming ETF	BJK®

Generic Drugs ETF	GNRX

Pharmaceutical ETF	PPH®

Retail ETF	RTH®

Semiconductor ETF	SMH®

800.826.2333	vaneck.com

The information contained in the management discussion represents the opinions of VanEck Vectors ETFs and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck Vectors ETFs are as of September 30, 2016, and are subject to change.

VANECK VECTORS INDUSTRY ETFs

(unaudited)

Dear Shareholder:

We are pleased to present this annual report for the seven industry exchange-traded funds (ETFs) of the VanEck Vectors ETF Trust for the 12-month period ended September 30, 2016.

The top performing fund in our suite of industry ETFs was the VanEck Vectors Semiconductor ETF (NYSE Arca: SMH) which returned 41.73% for the period under review. Much of its notable performance was attributable to the predominance of U.S. listed companies in its portfolio.

After returning 12.51% in the six months ended March 31, 2016, the second half of the period was when semiconductor stocks really took off. The performance of the industry in the second calendar quarter of the year was particularly encouraging with semiconductor earnings results 13.5% better than consensus estimates.1 Industry performance in the quarter was underpinned by strength in mobile, data centers, and the Internet of Things (IoT).2

Going into the third quarter of the year, global semiconductor sales rebounded in July3 and, in August, posted the largest monthly increase in three years,4 up 3.5% over the previous month and up 0.5% over August 2015. While growth in the Americas were strong, according to the Semiconductor Industry Association, “China also stood out, posting by far the strongest year-to-year growth of all regions in August.”5

Semiconductors – Worldwide Market Billings: 3-Month Moving Averages ($bn)

Source: Semiconductor Industry Association. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Large-capitalization stocks were key drivers of SMH’s returns. Nvidia (4.8% of Fund net assets†), for example, performed well with its GPUs (Graphics Processing Units). In addition to being involved in the development of driverless vehicles, the company is also firmly placed in the expanding AI (Artificial Intelligence) space and, in particular, in the development of neural networks. Not least, this is because of GPUs’ speed: An AI training algorithm can run 40 times faster on a GPU than on a CPU (Central Processing Unit).6

The single Taiwanese company Taiwan Semiconductor Manufacturing (14.8% of Fund net assets†), with the second highest weighting after Intel (15.9% of Fund net assets†), contributed more to the fund’s total returns during the 12-month period than any other individual fund holding. U.S. company Skyworks Solutions (3.0% of Fund net assets†), was the single company in Fund’s portfolio to detract from performance.

1

VANECK VECTORS INDUSTRY ETFs

(unaudited)

We believe that SMH continues to provide interesting exposure not only to the expanding IoT space, but also to developments in mobile, autonomous vehicles, cloud computing, and AI. This is quite apart from potential opportunities for M&A, as evidenced by recent news that Qualcomm (9.2% of Fund net assets†) was in talks to acquire NXP Semiconductors (5.1% of Fund net assets†) in a deal valued at more than US$30 billion.7

We will, as always, continue to seek out and evaluate the most attractive opportunities for you as a shareholder. We encourage you to stay in touch with us through the videos, email subscriptions, and blogs available on our website, vaneck.com. And should you have any questions, please contact us at 800.826.2333 or visit vaneck.com.

Thank you for participating in the VanEck Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the 12 months ended September 30, 2016. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

October 18, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of September 30, 2016.

[1]	S&P Global – Market Intelligence: S&P 500 Earnings Intellect Trend Analysis from S&P Global Market Intelligence – It’s Not Too Late to Like Semiconductors, http://www.cmavision.com/dotAsset/ab22e550-f159-4372-a6ec-a58082395a49.pdf

[2]	Ibid.

[3]	Semiconductor Industry Association: Global Semiconductor Sales Rebound in July, http://www.semiconductors.org/news/2016/09/06/global_sales_report_2015/global_semiconductor_sales_rebound_in_july/

[4]	Semiconductor Industry Association: Global Semiconductor Industry Posts Largest Monthly Sales Increase in 3 Years, http://www.semiconductors.org/news/2016/10/03/global_sales_report_2015/global_semiconductor_industry_posts_largest_monthly_sales_ increase_in_3_years/

[5]	Ibid.

[6]	NVIDIA: CUDA Spotlight: GPU-Accelerated Deep Neural Networks, https://devblogs.nvidia.com/parallelforall/cuda-spotlight-gpu-accelerated-deep-neural-networks/

[7]	The Wall Street Journal: Qualcomm in Talks to Acquire NXP Semiconductors, http://www.wsj.com/articles/qualcomm-in-talks-to-acquire-nxp-semiconductors-1475170033?mod=djemCFO_h
2

Management Discussion (unaudited)

Five of the six VanEck Vectors Industry ETFs realized positive performance in the 12 months ended September 30, 2016. VanEck Vectors Semiconductor ETF posted an impressive total return of 41.73%, with VanEck Vectors Gaming ETF and VanEck Vectors Environmental Services ETF not far behind, providing total returns of 26.23% and 20.75%, respectively. All three funds easily outperformed the S&P 500® Index’s‡ 15.42% gain over the same period.

October 1, 2015 through September 30, 2016 VanEck Vectors Industry ETFs Total Return

Note: VanEck Vectors Generic Drugs ETF is not included above as it was launched on January 12, 2016.

Source: VanEck. Returns based on NAV. The performance data quoted represent past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Biotech

Having risen erratically through the fourth quarter of 2015, biotech companies experienced a challenging first quarter 2016. In January and early February, biotech stocks fell precipitously, particularly those of clinical-stage biotechs.1 However, by the end of the quarter, biotech stocks were more or less back to where they were at the end of January, but still down for the first six months of the period under review. The second quarter of 2016 saw biotech companies seesaw and, toward the end of the quarter, fall close to the depths they had plummeted in early February. From this nadir, biotech companies rose to peak at the beginning of August, reached a new high toward the end of September on the back of drug approvals2 and deal making. They ended the month, and the 12-month period, slightly down from their August and September peaks, but very slightly up for the 12-month period. Positive contributions to the Fund’s performance came mainly from two companies: Amgen (12.4% of Fund net assets†) and Medivation (sold by end of period). The company that detracted most from performance was Gilead Sciences (11.4% of Fund net assets†).

3

VANECK VECTORS INDUSTRY ETFs

(unaudited)

Environmental Services

Historically, growth in the construction and home-building industries has benefitted environmental services companies. Due in part from upticks in both construction3 and home-building4 in the U.S. in the 12-month period under review, the Fund returned notable performance, gaining 20.75%. While U.S. stocks accounted for the vast majority of the Fund’s healthy positive total return, the single Canadian stock in the Fund (Waste Connections, 9.9% of Fund net assets†) was the best performing company over the period. The next two best performing companies, and top two individual weightings in the Fund, were U.S. companies Waste Management (10.0% of Fund net assets†) and Republic Services (9.9% of Fund net assets†). However, another top individual weighting in the Fund, Stericycle (10.1% of Fund net assets†), was by far the greatest detractor from performance.

Gaming

The Fund posted a very creditable rise of 26.23% for the 12-month period. Notwithstanding that in Macau, the world’s biggest gaming hub, the first ten months of the period under review were marked by year-over-year declines in revenues. The southern Chinese territory continued to be affected by both Beijing’s anticorruption campaign and the slowdown in economic growth in China.5 At the end of February, the monthly revenue figures from “Games of Fortune” (as the Macau authorities6 describe them) appeared to bring with them a glimmer of hope: they were down again, but the year-over-year decline was only 0.1%.7 The hope was soon extinguished when, in addition to showing another monthly decline, March revenues were down 16.3%, year-over-year considerably more than they were the previous month. As the year progressed, these declines at first stabilized and then in August turned a corner. Following 26 consecutive months of year-over-year declines, revenues for the month were 1.1%8 higher than they were in August 2015. In September they increased even further and were 7.4%9 higher than they were a year previously.

Following a bumper month in July (the state of Nevada’s revenue for the month was the highest recorded since December 2013 and for only the third time in the past 36 months exceeded $1 billion), over the calendar year Las Vegas’ “Strip” was doing better than it did last year.10 Then August brought a 5.2% drop in gaming revenues statewide, compared to the same month last year, and down 14.8% on the Las Vegas Strip.11 Despite this, U.S.-operating gaming companies were the most significant contributors to the Fund’s overall performance, with those in Macau providing the next largest returns from any territory. The other major contributors were companies in Australia. The gaming businesses in Canada, Ireland, South Korea, and Sweden were the only detractors from the Fund’s overall positive performance.

Generic Drugs

Launched on January 12, 2016, the Fund had traded for only a little over eight and a half months by the end of the 12-month period under review. The Fund was launched into a challenging market environment with the controversies surrounding both Valeant Pharmaceuticals and Turing Pharmaceuticals (neither not owned by the Fund during the period) at the time having a generally negative impact on the generics sector. Life Science Tools & Services sector contributed the most to the Fund’s positive performance, while pharmaceuticals sector was the only detractor.

Pharmaceutical

Pharmaceutical stocks followed the same trajectory as biotechnology stocks during the 12-month period. Having also risen erratically through the fourth quarter 2015, pharmaceutical companies experienced a challenging first quarter in 2016, especially in January and early February. At the start of 2016, in addition to being affected by the general malaise in the market, the pharma industry as a whole was not helped by the woes of Valeant Pharmaceuticals (sold during period). As with biotech, the second quarter of 2016 saw pharmaceutical companies seesaw and, toward the end of the quarter, actually fall below the depths they plummeted in early February. At its lowest, pharmaceutical stocks rose through the beginning of August, but fell through September rather steeply on fears surrounding California’s referendum on drug prices.12 Consequently, the Fund experienced a loss over the 12-month period. While companies in the U.K. and U.S. were positive contributors to the Fund’s overall performance, their contributions were too small to offset the negative performance of companies in all other countries, in particular, Canada-based Valeant, the company that detracted most from the performance of the Fund.

4

Retail

The Fund returned 8.42% for the 12-month period under review. The first three months of this period, the prelude to the holiday season, brought with them positive performance, with the Fund ending December up over the quarter. The retail sales over the first six months of 2016 proved to be solid. According to National Retail Federation calculations, excluding automobiles, gasoline stations, and restaurants, retail sales grew close to 4% over the period.13 Upping its forecast of earlier in the year, at the end of July, the Federation expected retail sales in 2016 to grow 3.4% over those in 2015.14 However, in August, retail sales dipped slightly (down 0.3% on the month) after a strong June and a somewhat flat July.15 While stores involved in internet and direct marketing retail contributed by far the most to the positive performance of the Fund, hypermarkets and super centers together with home improvement retail companies all also made useful contributions to performance. Department stores, healthcare distributors, and food retailers were the major detractors from performance.

Semiconductor

In 2015, global semiconductor sales in 2015 ($335.2 billion) were only slightly down (0.2%) from record sales of $335.8 billion achieved by the industry in 2014.16 The first two quarters of 2016 were difficult for the industry. Although March may have been the first time in five months that global semiconductor sales increased, for the quarter they were 5.8% lower than for the same period in 2015, “impeded”, according to John Neuffer, president and CEO of the Semiconductor Industry Association, by “soft demand, market cyclicality, and macroeconomic conditions.”17 Over the second quarter of the year, sales may have been up 1.1% on the previous quarter, but they were, once again, still 5.8% lower than for the same period in 2015.18 Although the third quarter started with sales in July down nearly 3% on the same month last year, the figure of $27.1 billion marked both a 2.6% increase over that for sales in June and the largest month-on-month increase for the global market since September 2013.19 Then, in August, not only was the increase in monthly sales the largest for three years, sales themselves were up 3.5% compared to July, a year-over-year increase for the first time in more than a year.20 At the very end of the period under review, the industry received a boost in the form of news that Qualcomm (9.2% of Fund net assets†) was in talks to acquire NXP Semiconductors (5.1% of Fund net assets†) in a deal valued at more than US$30 billion.21 Companies in the U.S., followed by those in Taiwan, contributed the most to the Fund’s positive performance. While Taiwan Semiconductor Manufacturing (14.8% of Fund net assets†) was the single largest positive contributor to performance, U.S. company Skyworks Solutions (3.0% of Fund net assets†) was the single company in Fund’s portfolio to detract from performance.

†	All Fund assets referenced are Total Net Assets as of September 30, 2016.

‡	S&P 500® Index consists of 500 widely held common stocks covering the industrial, utility, financial, and transportation sectors.

[1]	Motley Fool: Why Did Biotech Fall Off a Cliff in January, http://www.fool.com/investing/general/2016/02/04/why-did-biotech-fall-off-a-cliff-in-january.aspx

[2]	CNBC: Biotech shares climb amid dealmaking, drug approval, http://www.cnbc.com/2016/09/20/biotech-shares-climb-amid-dealmaking-drug-approval.html

[3]	Board of Governors of the Federal Reserve System: Industrial Production and Capacity Utilization - G.17, http://www.federalreserve.gov/releases/g17/Current/

[4]	U.S. Census Bureau News: New Residential Construction in March 2016, https://www.census.gov/construction/nrc/pdf/newresconst.pdf

[5]	Las Vegas Review-Journal: Macau gaming market hits five-year low in 2015; revenue falls below $30B,
http://www.reviewjournal.com/business/casinos-gaming/macau-gaming-market-hits-five-year-low-2015-revenue-falls-below-30b

[6]	Gaming Inspection and Coordination Bureau, Macao SAR: Monthly Gross Revenue from Games of Fortune, http://www.dicj.gov.mo/web/en/information/DadosEstat_mensal/2016/index.html

[7]	Ibid.

[8]	Ibid.

[9]	Ibid.

[10]	Innovative Gaming: Baccarat boosted Nevada gaming revenue in July, http://www.innovategaming.com/c63363

[11]	Las Vegas Sun: Nevada casino revenue down 5 percent in August, https://lasvegassun.com/news/2016/sep/29/nevada-casino-revenue-down-5-percent-in-august/

[12]	Bloomberg: Specialty Pharma Stocks Tumble in Fear of California’s Drug Price Referendum,
http://www.bloomberg.com/news/articles/2016-09-29/specialty-pharma-stocks-tumble-in-fear-of-california-s-drug-price-referendum
5

VANECK VECTORS INDUSTRY ETFs

(unaudited)

[13]	National Retail Federation: National Retail Federation Upgrades 2016 Economic Forecast, https://nrf.com/media/press-releases/national-retail-federation-upgrades-2016-economic-forecast

[14]	Ibid.

[15]	National Retail Federation: Retail Sales Dip 0.3 Percent in August, https://nrf.com/news/retail-sales-dip-03-percent-august

[16]	Semiconductor Industry Association: Global Semiconductor Sales Top $335 Billion in 2015, http://www.semiconductors.org/news/2016/02/01/global_sales_report_2015/global_semiconductor_sales_top_335_billion_in_2015/

[17]	Semiconductor Industry Association: Global Semiconductor Sales Increase Slightly in March, http://www.semiconductors.org/news/2016/05/02/global_sales_report_2015/global_semiconductor_sales_increase_slightly_in_march/

[18]	Semiconductor Industry Association: Global Semiconductor Sales Increase in Second Quarter, http://www.semiconductors.org/news/2016/08/02/global_sales_report_2015/global_semiconductor_sales_increase_in_second_quarter/

[19]	Semiconductor Industry Association: Global Semiconductor Sales Rebound in July, http://www.semiconductors.org/news/2016/09/06/global_sales_report_2015/global_semiconductor_sales_rebound_in_july/

[20]	Semiconductor Industry Association: Global Semiconductor Industry Posts Largest Monthly Sales Increase in 3 Years, http://www.semiconductors.org/news/2016/10/03/global_sales_report_2015/global_semiconductor_industry_posts_largest_monthly_sales_ increase_in_3_years/

[21]	The Wall Street Journal: Qualcomm in Talks to Acquire NXP Semiconductors, http://www.wsj.com/articles/qualcomm-in-talks-to-acquire-nxp-semiconductors-1475170033?mod=djemCFO_h
6

VANECK VECTORS BIOTECH ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVBBHTR[2]
One Year	1.05%	0.97%	1.15%
Life* (annualized)	28.27%	28.26%	28.48%
Life* (cumulative)	228.85%	228.68%	231.42%
* since 12/20/11

Commencement date for the VanEck Vectors Biotech ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NASDAQ. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.40% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

7

VANECK VECTORS BIOTECH ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM US Listed Biotech 25 Index (MVBBHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive at least 50% of their revenues from biotechnology, which includes companies engaged primarily in research and development as well as production, marketing and sales of drugs based on genetic analysis and diagnostic equipment (excluding pharmacies).

MVBBHTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Biotech ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com.

8

VANECK VECTORS ENVIRONMENTAL SERVICES ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	AXENVTR[2]
One Year	21.69%	20.75%	21.47%
Five Year	10.47%	10.77%	11.33%
Life* (annualized)	6.89%	6.88%	7.43%
Life* (cumulative)	94.43%	94.24%	104.38%
* since 10/10/06

Commencement date for the VanEck Vectors Environmental Services ETF was 10/10/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.93% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

9

VANECK VECTORS ENVIRONMENTAL SERVICES ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Environmental Services Index (AXENVTR) is a modified equal dollar-weighted index comprised of publicly traded companies that engage in business activities that may benefit from the global increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources.

AXENVTR is a trademark of NYSE or its affiliates, is licensed for use by Van Eck Associates Corporation. NYSE neither sponsors nor endorses the VanEck Vectors Environmental Services ETF (the “Fund”) and makes no representation as to the accuracy and/or completeness of the Index or results to be obtained by any person from using the Index in connection with trading of the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com.

10

VANECK VECTORS GAMING ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVBJKTR[2]
One Year	27.79%	26.23%	26.49%
Five Year	8.90%	8.58%	8.82%
Life* (annualized)	1.60%	1.54%	2.26%
Life* (cumulative)	14.83%	14.16%	21.39%
* since 1/22/08

Index data prior to September 24, 2012 reflects that of the S-Network Global Gaming Index (WAGRT). From September 24, 2012, forward, the index data reflects that of the Fund’s underlying index, MVIS Global Gaming Index (MVBJKTR). Index history which includes periods prior to September 24, 2012 reflects a blend of the performance of WAGRT and MVBJKTR and is not intended for third party use.

Commencement date for the VanEck Vectors Gaming ETF was 1/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/22/08) to the first day of secondary market trading in shares of the Fund (1/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.93% / Net Expense Ratio 0.67%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

11

VANECK VECTORS GAMING ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM Global Gaming Index (MVBJKTR) is a rules based index intended to give investors a means of tracking the overall performance of the largest and most liquid companies in the global gaming industry that generate at least 50% of their revenues from casinos and hotels, sports betting (including internet gambling and racetracks) and lottery services as well as gaming services, gaming technology and gaming equipment.

MVBJKTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Gaming ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com.

12

VANECK VECTORS GENERIC DRUGS ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	IGNRXT[2]
Life* (cumulative)	(3.01)%	(3.37)%	(3.05)%
* since 1/12/16

Commencement date for the VanEck Vectors Generic Drugs ETF was 1/12/16.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NASDAQ. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/12/16) to the first day of secondary market trading in shares of the Fund (1/13/16), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 5.70% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

13

VANECK VECTORS GENERIC DRUGS ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Indxx Global Generics & New Pharma Index (IGNRXT) is a rules based, modified capitalization weighted index. The Index includes exchange-listed companies, on a global basis, that derive a significant proportion of their revenues (or that have the potential to derive a significant proportion of their revenues) from the generic drug industry, or that have a primary business focus on the generic drug industry.

IGNRXT is the exclusive property of Indxx, LLC, which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Indxx, LLC, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Generic Drugs ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Indxx, LLC, and Indxx, LLC makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com

14

VANECK VECTORS PHARMACEUTICAL ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVPPHTR[2]
One Year	(6.63)%	(6.72)%	(6.64)%
Life* (annualized)	13.04%	12.80%	12.75%
Life* (cumulative)	79.65%	77.84%	77.46%
* since 12/20/11

Commencement date for the VanEck Vectors Pharmaceutical ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NASDAQ. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.41% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

15

VANECK VECTORS PHARMACEUTICAL ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

[2]	MVISTM US Listed Pharmaceutical 25 Index (MVPPHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive at least 50% of their revenues from pharmaceuticals, which includes companies engaged primarily in research and development as well as production, marketing and sales of pharmaceuticals.

MVPPHTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Pharmaceutical ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com.

16

VANECK VECTORS RETAIL ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVRTHTR[2]
One Year	8.40%	8.42%	8.36%
Life* (annualized)	18.30%	18.05%	17.86%
Life* (cumulative)	123.30%	121.05%	119.36%
* since 12/20/11

Commencement date for the VanEck Vectors Retail ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.43% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

17

VANECK VECTORS RETAIL ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM US Listed Retail 25 Index (MVRTHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive at least 50% of their revenues from retail, which includes companies engaged primarily in retail distribution; wholesalers; online, direct mail and TV retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers.

MVRTHTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Retail ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com.

18

VANECK VECTORS SEMICONDUCTOR ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVSMHTR[2]
One Year	42.21%	41.73%	41.91%
Life* (annualized)	20.91%	20.94%	20.85%
Life* (cumulative)	147.90%	148.18%	147.24%
* since 12/20/11

Commencement date for the VanEck Vectors Semiconductor ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.41% / Net Expense Ratio 0.36%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

19

VAN ECK SEMICONDUCTOR ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

[2]	MVISTM US Listed Semiconductor 25 Index (MVSMHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive at least 50% of their revenues from semiconductors, which includes the production of semiconductors and semiconductor equipment.

MVSMHTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Semiconductor ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com.

20

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2016 to September 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio During Period	Expenses Paid During the Period* April 1, 2016 - September 30, 2016
Biotech ETF
Actual	$1,000.00	$1,110.80	0.35%	$1.85
Hypothetical**	$1,000.00	$1,023.25	0.35%	$1.77
Environmental Services ETF
Actual	$1,000.00	$1,079.80	0.55%	$2.86
Hypothetical**	$1,000.00	$1,022.25	0.55%	$2.78
Gaming ETF
Actual	$1,000.00	$1,063.50	0.67%	$3.46
Hypothetical**	$1,000.00	$1,021.65	0.67%	$3.39
Generic Drugs ETF
Actual	$1,000.00	$1,016.30	0.55%	$2.77
Hypothetical**	$1,000.00	$1,022.25	0.55%	$2.78
Pharmaceutical ETF
Actual	$1,000.00	$1,014.40	0.36%	$1.81
Hypothetical**	$1,000.00	$1,023.20	0.36%	$1.82
Retail ETF
Actual	$1,000.00	$1,011.40	0.35%	$1.76
Hypothetical**	$1,000.00	$1,023.25	0.35%	$1.77
Semiconductor ETF
Actual	$1,000.00	$1,259.70	0.36%	$2.03
Hypothetical**	$1,000.00	$1,023.20	0.36%	$1.82
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2016) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
21

VANECK VECTORS BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2016

Number of Shares		Value

COMMON STOCKS: 99.8%
Ireland: 1.5%
185,118	Alkermes Plc (USD) *	$8,706,100
Netherlands: 2.3%
510,828	Qiagen NV (USD) *	14,017,120
Spain: 1.8%
671,384	Grifols SA (ADR)	10,722,002
United States: 94.2%
796,521	ACADIA Pharmaceuticals, Inc. *	25,337,333
215,393	Alexion Pharmaceuticals, Inc. *	26,394,258
245,816	Allergan Plc *	56,613,883
128,871	Alnylam Pharmaceuticals, Inc. * †	8,734,876
446,730	Amgen, Inc.	74,519,031
127,315	Biogen Idec, Inc. *	39,853,414
280,253	BioMarin Pharmaceutical, Inc. *	25,929,008
43,073	Bluebird Bio, Inc. * †	2,919,488
536,733	Celgene Corp. *	56,104,701
124,420	Charles River Laboratories International, Inc. *	10,369,163
861,288	Gilead Sciences, Inc.	68,145,107
158,884	Illumina, Inc. *	28,862,867
259,076	Incyte Corp. *	24,428,276
24,781	Intercept Pharmaceuticals, Inc. * †	4,078,705
189,354	Ionis Pharmaceuticals, Inc. * †	6,937,931
160,302	Neurocrine Biosciences, Inc. *	8,117,693
238,610	Quintiles Transnational Holdings, Inc. *	19,341,727
67,377	Regeneron Pharmaceuticals, Inc. *	27,086,902
154,030	Seattle Genetics, Inc. * †	8,319,160
75,610	TESARO, Inc. * †	7,579,146
85,767	United Therapeutics Corp. * †	10,127,367
281,836	Vertex Pharmaceuticals, Inc. *	24,578,918
		564,378,954
Total Common Stocks (Cost: $678,566,089)		597,824,176
MONEY MARKET FUND: 0.1% (Cost: $382,391)
382,391	Dreyfus Government Cash Management Fund	382,391
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $678,948,480)		598,206,567
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 5.8%
Repurchase Agreements: 5.8%
$8,303,417	Repurchase agreement dated 9/30/16 with Citigroup Global Markets, Inc., 0.52%, due 10/3/16, proceeds $8,303,777; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 2/15/20 to 9/9/49, valued at $8,469,485 including accrued interest)	$8,303,417
8,303,417	Repurchase agreement dated 9/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 10/3/16, proceeds $8,303,777; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 10/13/16 to 9/9/49, valued at $8,469,485 including accrued interest)	8,303,417
8,303,417	Repurchase agreement dated 9/30/16 with HSBC Securities USA, Inc., 0.46%, due 10/3/16, proceeds $8,303,735; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 10/3/16 to 7/15/37, valued at $8,469,514 including accrued interest)	8,303,417
1,747,610	Repurchase agreement dated 9/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 10/3/16, proceeds $1,747,683; (collateralized by various U.S. government and agency obligations, 2.14% to 6.00%, due 3/1/26 to 9/1/46, valued at $1,782,562 including accrued interest)	1,747,610
8,303,417	Repurchase agreement dated 9/30/16 with Nomura Securities International, Inc., 0.52%, due 10/3/16, proceeds $8,303,777; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/15/17 to 2/20/63, valued at $8,469,485 including accrued interest)	8,303,417
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $34,961,278)		34,961,278
Total Investments: 105.7% (Cost: $713,909,758)		633,167,845
Liabilities in excess of other assets: (5.7)%		(34,253,508)
NET ASSETS: 100.0%		$598,914,337

See Notes to Financial Statements

22

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $34,374,025.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Biotechnology	66.6%	$398,270,947
Health Care	24.4	146,304,079
Life Sciences Tools & Services	8.9	53,249,150
Money Market Fund	0.1	382,391
	100.0%	$598,206,567

The summary of inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$597,824,176	$—	$—	$597,824,176
Money Market Fund	382,391	—	—	382,391
Repurchase Agreements	—	34,961,278	—	34,961,278
Total	$598,206,567	$34,961,278	$—	$633,167,845

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2016.

See Notes to Financial Statements

23

VANECK VECTORS ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS

September 30, 2016

Number of Shares		Value

COMMON STOCKS: 100.2%
Canada: 9.9%
23,128	Waste Connections, Inc. (USD)	$1,727,662
United Kingdom: 3.8%
9,067	Steris Plc (USD)	662,798
United States: 86.5%
16,752	ABM Industries, Inc.	665,055
44,702	Calgon Carbon Corp.	678,129
8,233	Cantel Medical Corp.	642,009
38,502	Casella Waste Systems, Inc. *	396,571
31,880	Ceco Environmental Corp.	359,606
10,300	Clarcor, Inc.	669,500
14,134	Clean Harbors, Inc. *	678,149
43,998	Covanta Holding Corp. †	677,129
50,420	Darling International, Inc. *	681,174
17,922	Donaldson Company, Inc. †	669,028
41,680	Layne Christensen Co. * †	354,697
50,499	Newpark Resources, Inc. *	371,673
34,021	Republic Services, Inc.	1,716,360
17,616	Schnitzer Steel Industries, Inc.	368,174
21,981	Stericycle, Inc. *	1,761,557
10,121	Tennant Co.	655,841
11,431	Tenneco, Inc. *	666,084
18,526	Tetra Tech, Inc.	657,117
14,599	US Ecology, Inc.	654,619
27,218	Waste Management, Inc.	1,735,420
		15,057,892
Total Common Stocks (Cost: $15,598,340)		17,448,352
MONEY MARKET FUND: 0.1% (Cost: $25,848)
25,848	Dreyfus Government Cash Management Fund	25,848
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $15,624,188)		17,474,200
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 8.2%
Repurchase Agreements: 8.2%
$1,000,000	Repurchase agreement dated 9/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 10/3/16, proceeds $1,000,043; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 10/13/16 to 9/9/49, valued at $1,020,000 including accrued interest)	$1,000,000
424,323	Repurchase agreement dated 9/30/16 with Nomura Securities International, Inc., 0.52%, due 10/3/16, proceeds $424,341; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/15/17 to 2/20/63, valued at $432,809 including accrued interest)	424,323
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,424,323)		1,424,323
Total Investments: 108.5% (Cost: $17,048,511)		18,898,523
Liabilities in excess of other assets: (8.5)%		(1,478,044)
NET ASSETS: 100.0%		$17,420,479

See Notes to Financial Statements

24

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,402,605.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	3.8%	$666,084
Consumer Staples	3.9	681,174
Energy	2.1	371,673
Health Care	7.5	1,304,807
Industrials	76.6	13,378,311
Materials	6.0	1,046,303
Money Market Fund	0.1	25,848
	100.0%	$17,474,200

The summary of inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$17,448,352	$—	$—	$17,448,352
Money Market Fund	25,848	—	—	25,848
Repurchase Agreements	—	1,424,323	—	1,424,323
Total	$17,474,200	$1,424,323	$—	$18,898,523

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2016.

See Notes to Financial Statements

25

VANECK VECTORS GAMING ETF

SCHEDULE OF INVESTMENTS

September 30, 2016

Number of Shares		Value

COMMON STOCKS: 95.0%
Australia: 15.4%
81,365	Aristocrat Leisure Ltd. #	$989,833
52,796	Crown Ltd. #	532,505
92,621	Star Entertainment Group Ltd. #	429,522
116,267	TABCORP Holdings Ltd. #	445,168
235,053	Tatts Group Ltd. #	660,547
		3,057,575
Canada: 1.2%
8,751	Amaya, Inc. (USD) *	141,766
12,185	Intertain Group Ltd. *	100,132
		241,898
China / Hong Kong: 20.6%
335,240	Galaxy Entertainment Group Ltd. #	1,274,903
20,377	Melco Crown Entertainment Ltd. (ADR) †	328,273
144,100	MGM China Holdings Ltd. #	251,988
370,000	Sands China Ltd. #	1,621,852
371,000	SJM Holdings Ltd. #	274,953
206,400	Wynn Macau Ltd. † #	344,545
		4,096,514
Greece: 1.3%
31,380	OPAP SA #	265,712
Ireland: 6.0%
10,603	Paddy Power Betfair Plc #	1,199,426
Japan: 4.7%
9,300	Heiwa Corp. † #	207,310
8,179	Sankyo Co. Ltd. #	279,816
31,700	Sega Sammy Holdings, Inc. #	452,824
		939,950
Malaysia: 3.3%
118,667	Berjaya Sports Toto Bhd	94,979
498,998	Genting Malaysia Bhd #	549,340
		644,319
Malta: 1.5%
31,772	Unibet Group Plc #	295,674
New Zealand: 1.7%
100,910	Sky City Entertainment Group Ltd. #	336,529
Singapore: 2.7%
974,400	Genting Singapore Plc #	538,570
South Africa: 1.0%
85,101	Tsogo Sun Holdings Ltd. #	193,564
South Korea: 3.7%
16,996	Kangwon Land, Inc. #	607,319
8,795	Paradise Co. Ltd. #	127,671
		734,990
Sweden: 2.5%
19,184	Betsson AB #	212,370
31,713	NetEnt AB #	290,819
		503,189
United Kingdom: 6.6%
40,353	GVC Holdings Plc	388,946
100,201	Ladbrokes Plc #	182,103
29,509	Playtech Ltd. #	349,026
100,520	William Hill Plc #	397,423
		1,317,498
United States: 22.8%
10,657	Boyd Gaming Corp. *	210,795
1,202	Churchill Downs, Inc.	175,913
Number of Shares		Value

United States: (continued)
17,000	International Game Technology Plc	$414,460
28,650	Las Vegas Sands Corp. †	1,648,521
53,687	MGM Mirage *	1,397,473
8,634	Penn National Gaming, Inc. *	117,163
5,797	Wynn Resorts Ltd. †	564,744
		4,529,069
Total Common Stocks (Cost: $22,324,862)		18,894,477
REAL ESTATE INVESTMENT TRUST: 4.9% (Cost: $1,023,793)
United States: 4.9%
29,028	Gaming and Leisure Properties, Inc.	970,987
MONEY MARKET FUND: 0.1% (Cost: $19,589)
19,589	Dreyfus Government Cash Management Fund	19,589
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $23,368,244)		19,885,053

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 13.9%
Repurchase Agreements: 13.9%
$756,776	Repurchase agreement dated 9/30/16 with Citigroup Global Markets, Inc., 0.52%, due 10/3/16, proceeds $756,809; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 2/15/20 to 9/9/49, valued at $771,911 including accrued interest)	756,776
1,000,000	Repurchase agreement dated 9/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 10/3/16, proceeds $1,000,043; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 10/13/16 to 9/9/49, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 9/30/16 with Nomura Securities International, Inc., 0.52%, due 10/3/16, proceeds $1,000,043; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/15/17 to 2/20/63, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,756,776)		2,756,776
Total Investments: 113.9% (Cost: $26,125,020)		22,641,829
Liabilities in excess of other assets: (13.9)%		(2,760,749)
NET ASSETS: 100.0%		$19,881,080

See Notes to Financial Statements

26

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,686,145.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $13,311,312 which represents 67.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	91.8%	$18,254,632
Information Technology	3.2	639,845
Real Estate	4.9	970,987
Money Market Fund	0.1	19,589
	100.0%	$19,885,053

The summary of inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$3,057,575	$—	$3,057,575
Canada	241,898	—	—	241,898
China / Hong Kong	328,273	3,768,241	—	4,096,514
Greece	—	265,712	—	265,712
Ireland	—	1,199,426	—	1,199,426
Japan	—	939,950	—	939,950
Malaysia	94,979	549,340	—	644,319
Malta	—	295,674	—	295,674
New Zealand	—	336,529	—	336,529
Singapore	—	538,570	—	538,570
South Africa	—	193,564	—	193,564
South Korea	—	734,990	—	734,990
Sweden	—	503,189	—	503,189
United Kingdom	388,946	928,552	—	1,317,498
United States	4,529,069	—	—	4,529,069
Real Estate Investment Trust
United States	970,987	—	—	970,987
Money Market Fund	19,589	—	—	19,589
Repurchase Agreements	—	2,756,776	—	2,756,776
Total	$6,573,741	$16,068,088	$—	$22,641,829

During the year ended September 30, 2016, transfers of securities from Level 2 to Level 1 were $122,658. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

27

VANECK VECTORS GENERIC DRUGS ETF

SCHEDULE OF INVESTMENTS

September 30, 2016

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 0.6%
9,126	Mayne Pharma Group Ltd. * #	$14,050
Belgium: 3.8%
1,191	UCB SA #	92,227
Canada: 0.3%
3,700	ProMetic Life Sciences, Inc. *	8,221
China / Hong Kong: 6.5%
15,500	3SBio, Inc. * # Reg S 144A	17,608
36,000	CSPC Pharmaceutical Group Ltd. #	36,146
2,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. * #	4,933
20,000	Luye Pharma Group Ltd. * #	13,163
2,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	7,819
4,700	Shanghai Pharmaceuticals Holding Co. Ltd. #	12,765
45,000	Sino Biopharmaceutical Ltd. #	30,441
7,200	Sinopharm Group Co. Ltd. #	34,874
		157,749
Finland: 1.0%
629	Orion OYJ #	24,807
Germany: 0.9%
382	Stada Arzneimittel AG #	21,263
Hungary: 0.9%
1,141	Richter Gedeon Nyrt #	23,118
India: 22.5%
539	Ajanta Pharma Ltd. #	16,283
3,582	Aurobindo Pharma Ltd. #	46,113
1,224	Biocon Ltd. #	17,187
6,267	Cadila Healthcare Ltd. #	36,571
4,919	Cipla Ltd. #	42,924
1,625	Divi’s Laboratories Ltd. #	31,570
1,014	Dr. Reddy’s Laboratories Ltd. (ADR) †	47,070
1,727	Glenmark Pharmaceuticals Ltd. #	24,011
772	Ipca Laboratories Ltd. * #	6,963
2,761	Lupin Ltd. #	61,757
1,066	Natco Pharma Ltd. #	9,576
547	Strides Shasun Ltd. #	8,285
14,733	Sun Pharmaceuticals Industries Ltd. #	164,697
1,036	Torrent Pharmaceuticals Ltd. #	25,300
677	Wockhardt Ltd. * #	8,956
		547,263
Indonesia: 1.5%
287,000	Kalbe Farma Tbk PT #	37,814
Ireland: 7.9%
928	Alkermes Plc (USD) *	43,644
88	COSMO Pharmaceuticals NV (CHF) #	14,064
1,364	Endo International Plc (USD) *	27,485
340	ICON Plc (USD) *	26,306
877	Perrigo Co. Plc (USD)	80,973
		192,472
Number of Shares		Value

Israel: 8.6%
262	Taro Pharmaceutical Industries Ltd. (USD) * †	$28,954
3,923	Teva Pharmaceutical Industries Ltd. (ADR)	180,497
		209,451
Japan: 8.4%
600	Hisamitsu Pharmaceutical Co., Inc. #	32,475
300	Kissei Pharmaceutical Co. Ltd. #	8,032
3,500	Kyowa Hakko Kirin Co. Ltd. #	55,360
100	Mochida Pharmaceutical Co. Ltd. #	7,854
400	Nichi-iko Pharmaceutical Co. Ltd. #	7,678
300	PeptiDream, Inc. * #	16,422
200	Sawai Pharmaceutical Co. Ltd. #	14,273
600	Taisho Pharmaceutical Holdings Co. Ltd. #	61,580
		203,674
Jordan: 1.6%
1,469	Hikma Pharmaceuticals Plc (GBP) #	38,457
South Africa: 2.6%
2,794	Aspen Pharmacare Holdings Ltd. * #	62,969
South Korea: 8.6%
708	Celltrion, Inc. * #	68,727
71	Green Cross Corp. #	11,753
286	Green Cross Holdings Corp. #	7,466
63	Hanmi Pharm Co. Ltd. #	29,273
354	Hanmi Science Co. Ltd. #	36,895
46	Kolon Life Science, Inc. #	6,503
101	LG Life Sciences Ltd. * #	5,723
34	Medy-Tox, Inc. #	13,974
68	Yuhan Corp. #	17,195
1,078	Yungjin Pharmaceutical Co. Ltd. * #	12,244
		209,753
Spain: 0.7%
1,059	Almirall SA #	16,294
Switzerland: 2.5%
324	Lonza Group AG #	62,148
Taiwan: 0.8%
1,000	OBI Pharma, Inc. * #	12,503
5,080	ScinoPharm Taiwan Ltd. #	7,016
		19,519
United States: 20.2%
772	Akorn, Inc. *	21,045
688	Albemarle Corp.	58,817
197	Cambrex Corp. *	8,759
290	Charles River Laboratories International, Inc. *	24,169
792	Halozyme Therapeutics, Inc. * †	9,567
985	Horizon Pharma Plc * †	17,858
452	Impax Laboratories, Inc. *	10,712
327	INC Research Holdings, Inc. *	14,578
438	Insys Therapeutics, Inc. * †	5,164
128	Ligand Pharmaceuticals, Inc. * †	13,064
659	Mallinckrodt Plc *	45,985
3,275	Mylan NV *	124,843
837	Nektar Therapeutics * †	14,380

See Notes to Financial Statements

28

Number of Shares		Value

United States: (continued)
3,409	Opko Health, Inc. * †	$36,101
228	Pacira Pharmaceuticals, Inc. * †	7,802
373	PRA Health Sciences, Inc. *	21,078
729	Quintiles Transnational Holdings, Inc. *	59,093
		493,015
Total Common Stocks (Cost: $2,484,982)		2,434,264
MONEY MARKET FUND: 1.9% (Cost: $46,691)
46,691	Dreyfus Government Cash Management Fund	46,691
Total Investments Before Collateral for Securities Loaned: 101.8% (Cost: $2,531,673)		2,480,955
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 5.3% (Cost: $128,926)
Repurchase Agreement: 5.3%
$128,926	Repurchase agreement dated 9/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 10/3/16, proceeds $128,931; (collateralized by various U.S. government and agency obligations, 2.14% to 6.00%, due 3/1/26 to 9/1/46, valued at $131,504 including accrued interest)	$128,926
Total Investments: 107.1% (Cost: $2,660,599)		2,609,881
Liabilities in excess of other assets: (7.1)%		(173,781)
NET ASSETS: 100.0%		$2,436,100

ADR	American Depositary Receipt
CHF	Swiss Franc
GBP	British Pound
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $125,201.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,498,099 which represents 61.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $17,608, or 0.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Biotechnology	11.3%	$281,401
Health Care Distributors	1.9	47,639
Life Sciences Tools & Services	10.0	247,701
Pharmaceuticals	72.5	1,798,706
Specialty Chemicals	2.4	58,817
Money Market Fund	1.9	46,691
	100.0%	$2,480,955

See Notes to Financial Statements

29

VANECK VECTORS GENERIC DRUGS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$14,050	$—	$14,050
Belgium	—	92,227	—	92,227
Canada	8,221	—	—	8,221
China / Hong Kong	—	157,749	—	157,749
Finland	—	24,807	—	24,807
Germany	—	21,263	—	21,263
Hungary	—	23,118	—	23,118
India	47,070	500,193	—	547,263
Indonesia	—	37,814	—	37,814
Ireland	178,408	14,064	—	192,472
Israel	209,451	—	—	209,451
Japan	—	203,674	—	203,674
Jordan	—	38,457	—	38,457
South Africa	—	62,969	—	62,969
South Korea	—	209,753	—	209,753
Spain	—	16,294	—	16,294
Switzerland	—	62,148	—	62,148
Taiwan	—	19,519	—	19,519
United States	493,015	—	—	493,015
Money Market Fund	46,691	—	—	46,691
Repurchase Agreement	—	128,926	—	128,926
Total	$982,856	$1,627,025	$—	$2,609,881

There were no transfers between levels during the period ended September 30, 2016.

See Notes to Financial Statements

30

VANECK VECTORS PHARMACEUTICAL ETF

SCHEDULE OF INVESTMENTS

September 30, 2016

Number of Shares		Value

COMMON STOCKS: 99.8%
Denmark: 4.7%
260,717	Novo-Nordisk AS (ADR)	$10,843,220
France: 5.0%
302,129	Sanofi SA (ADR)	11,538,307
Ireland: 7.1%
109,605	Endo International Plc (USD) *	2,208,541
32,119	Jazz Pharmaceuticals Plc (USD) *	3,901,816
111,965	Perrigo Co. Plc (USD)	10,337,728
		16,448,085
Israel: 4.1%
209,941	Teva Pharmaceutical Industries Ltd. (ADR)	9,659,385
Switzerland: 5.1%
148,884	Novartis AG (ADR)	11,755,881
United Kingdom: 11.6%
360,588	AstraZeneca Plc (ADR)	11,848,922
273,033	GlaxoSmithKline Plc (ADR)	11,775,913
24,262	GW Pharmaceuticals Plc (ADR) *	3,220,295
		26,845,130
United States: 62.2%
256,990	Abbott Laboratories	10,868,107
184,152	AbbVie, Inc.	11,614,467
65,657	Akorn, Inc. *	1,789,810
122,711	AmerisourceBergen Corp. †	9,912,595
211,495	Bristol-Myers Squibb Co.	11,403,810
137,013	Eli Lilly & Co.	10,996,663
100,027	Johnson & Johnson	11,816,190
60,270	Mallinckrodt Plc *	4,205,641
58,217	McKesson Corp.	9,707,685
190,302	Merck and Co., Inc.	11,876,748
267,126	Mylan NV *	10,182,843
343,407	Pfizer, Inc.	11,631,195
55,619	Shire Plc (ADR)	10,782,299
279,786	Valeant Pharmaceuticals International, Inc. *	6,868,746
206,915	Zoetis, Inc.	10,761,649
		144,418,448
Total Common Stocks (Cost: $293,629,324)		231,508,456
MONEY MARKET FUND: 0.1% (Cost: $192,193)
192,193	Dreyfus Government Cash Management Fund	192,193
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $293,821,517)		231,700,649
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.0%
Repurchase Agreements: 4.0%
$2,211,326	Repurchase agreement dated 9/30/16 with Citigroup Global Markets, Inc., 0.52%, due 10/3/16, proceeds $2,211,422; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 2/15/20 to 9/9/49, valued at $2,255,553 including accrued interest)	$2,211,326
2,211,326	Repurchase agreement dated 9/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 10/3/16, proceeds $2,211,422; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 10/13/16 to 9/9/49, valued at $2,255,553 including accrued interest)	2,211,326
2,211,326	Repurchase agreement dated 9/30/16 with HSBC Securities USA, Inc., 0.46%, due 10/3/16, proceeds $2,211,411; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 10/3/16 to 7/15/37, valued at $2,255,560 including accrued interest)	2,211,326
465,239	Repurchase agreement dated 9/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 10/3/16, proceeds $465,258; (collateralized by various U.S. government and agency obligations, 2.14% to 6.00%, due 3/1/26 to 9/1/46, valued at $474,544 including accrued interest)	465,239
2,211,326	Repurchase agreement dated 9/30/16 with Nomura Securities International, Inc., 0.52%, due 10/3/16, proceeds $2,211,422; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/15/17 to 2/20/63, valued at $2,255,553 including accrued interest)	2,211,326
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $9,310,543)		9,310,543
Total Investments: 103.9% (Cost: $303,132,060)		241,011,192
Liabilities in excess of other assets: (3.9)%		(9,072,981)
NET ASSETS: 100.0%		$231,938,211

See Notes to Financial Statements

31

VANECK VECTORS PHARMACEUTICAL ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $9,066,505.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Health Care	17.7%	$41,130,875
Health Care Equipment	4.7	10,868,107
Pharmaceuticals	77.5	179,509,474
Money Market Fund	0.1	192,193
	100.0%	$231,700,649

The summary of inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$231,508,456	$—	$—	$231,508,456
Money Market Fund	192,193	—	—	192,193
Repurchase Agreements	—	9,310,543	—	9,310,543
Total	$231,700,649	$9,310,543	$—	$241,011,192

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2016.

See Notes to Financial Statements

32

VANECK VECTORS RETAIL ETF

SCHEDULE OF INVESTMENTS

September 30, 2016

Number of Shares		Value

COMMON STOCKS: 100.1%
China / Hong Kong: 4.5%
204,769	JD.com, Inc. (ADR) *	$5,342,423
United States: 95.6%
25,113	Amazon.com, Inc. *	21,027,366
32,704	AmerisourceBergen Corp. †	2,641,829
3,636	AutoZone, Inc. *	2,793,684
22,247	Bed Bath & Beyond, Inc.	959,068
35,310	Best Buy Co., Inc.	1,348,136
52,837	Cardinal Health, Inc.	4,105,435
38,812	Costco Wholesale Corp.	5,919,218
64,654	CVS Caremark Corp.	5,753,560
43,652	Dollar General Corp.	3,055,204
67,173	Home Depot, Inc.	8,643,822
26,649	Kohl’s Corp.	1,165,894
153,246	Kroger Co.	4,548,341
42,435	L Brands, Inc.	3,003,125
80,073	Lowe’s Cos., Inc.	5,782,071
58,563	MACY’S, Inc.	2,169,759
29,393	McKesson Corp.	4,901,283
64,906	Ross Stores, Inc.	4,173,456
96,913	Sysco Corp.	4,749,706
77,334	Target Corp.	5,311,299
51,304	The Gap, Inc. †	1,141,001
70,105	TJX Cos., Inc.	5,242,452
72,885	Walgreens Boots Alliance, Inc.	5,875,989
105,643	Wal-Mart Stores, Inc.	7,618,973
54,264	Whole Foods Market, Inc. †	1,538,384
		113,469,055
Total Common Stocks (Cost: $129,032,735)		118,811,478
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.3%
Repurchase Agreements: 4.3%
$1,204,983	Repurchase agreement dated 9/30/16 with Citigroup Global Markets, Inc., 0.52%, due 10/3/16, proceeds $1,205,035; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 2/15/20 to 9/9/49, valued at $1,229,083 including accrued interest)	$1,204,983
1,204,983	Repurchase agreement dated 9/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 10/3/16, proceeds $1,205,035; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 10/13/16 to 9/9/49, valued at $1,229,083 including accrued interest)	1,204,983
1,204,983	Repurchase agreement dated 9/30/16 with HSBC Securities USA, Inc., 0.46%, due 10/3/16, proceeds $1,205,029; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 10/3/16 to 7/15/37, valued at $1,229,087 including accrued interest)	1,204,983
253,612	Repurchase agreement dated 9/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 10/3/16, proceeds $253,623; (collateralized by various U.S. government and agency obligations, 2.14% to 6.00%, due 3/1/26 to 9/1/46, valued at $258,684 including accrued interest)	253,612
1,204,983	Repurchase agreement dated 9/30/16 with Nomura Securities International, Inc., 0.52%, due 10/3/16, proceeds $1,205,035; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/15/17 to 2/20/63, valued at $1,229,083 including accrued interest)	1,204,983
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $5,073,544)		5,073,544
Total Investments: 104.4% (Cost: $134,106,279)		123,885,022
Liabilities in excess of other assets: (4.4)%		(5,178,634)
NET ASSETS: 100.0%		$118,706,388

See Notes to Financial Statements

33

VANECK VECTORS RETAIL ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,998,632.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	59.9%	$71,158,760
Consumer Staples	30.3	36,004,171
Health Care	9.8	11,648,547
	100.0%	$118,811,478

The summary of inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$118,811,478	$—	$—	$118,811,478
Repurchase Agreements	—	5,073,544	—	5,073,544
Total	$118,811,478	$5,073,544	$—	$123,885,022

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2016.

See Notes to Financial Statements

34

VANECK VECTORS SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

September 30, 2016

Number of Shares		Value

COMMON STOCKS: 100.1%
Bermuda: 1.4%
598,454	Marvell Technology Group Ltd. (USD)	$7,941,485
Netherlands: 9.5%
234,085	ASML Holding NV (USD)	25,651,034
287,369	NXP Semiconductors NV (USD) *	29,314,512
		54,965,546
Singapore: 5.5%
185,732	Broadcom Ltd. (USD)	32,042,485
Taiwan: 14.8%
2,783,344	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	85,142,493
United States: 68.9%
349,958	Analog Devices, Inc.	22,554,793
832,143	Applied Materials, Inc.	25,089,111
332,734	Cadence Design Systems, Inc. *	8,494,699
57,428	Cavium, Inc. *	3,342,310
179,100	Integrated Device Technology, Inc. *	4,137,210
2,365,990	Intel Corp.	89,316,122
164,175	Lam Research Corp. †	15,549,014
229,932	Linear Technology Corp.	13,632,668
295,022	Maxim Integrated Products, Inc.	11,780,228
248,549	Microchip Technology, Inc. †	15,444,835
1,283,170	Micron Technology, Inc. *	22,814,763
138,040	Microsemi Corp. *	5,794,919
400,224	NVIDIA Corp. †	27,423,348
506,746	ON Semiconductor Corp. *	6,243,111
103,964	Qorvo, Inc. *	5,794,953
772,929	Qualcomm, Inc.	52,945,637
228,610	Skyworks Solutions, Inc.	17,406,365
226,991	Teradyne, Inc.	4,898,466
397,960	Texas Instruments, Inc.	27,928,833
309,117	Xilinx, Inc.	16,797,418
		397,388,803
Total Common Stocks (Cost: $574,573,882)		577,480,812
MONEY MARKET FUND: 0.0% (Cost: $33,763)
33,763	Dreyfus Government Cash Management Fund	33,763
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $574,607,645)		577,514,575
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.9%
Repurchase Agreements: 2.9%
$3,967,974	Repurchase agreement dated 9/30/16 with Citigroup Global Markets, Inc., 0.52%, due 10/3/16, proceeds $3,968,146; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 2/15/20 to 9/9/49, valued at $4,047,333 including accrued interest)	$3,967,974
3,967,974	Repurchase agreement dated 9/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 10/3/16, proceeds $3,968,146; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 10/13/16 to 9/9/49, valued at $4,047,334 including accrued interest)	3,967,974
3,967,974	Repurchase agreement dated 9/30/16 with HSBC Securities USA, Inc., 0.46%, due 10/3/16, proceeds $3,968,126; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 10/3/16 to 7/15/37, valued at $4,047,347 including accrued interest)	3,967,974
835,030	Repurchase agreement dated 9/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 10/3/16, proceeds $835,065; (collateralized by various U.S. government and agency obligations, 2.14% to 6.00%, due 3/1/26 to 9/1/46, valued at $851,731 including accrued interest)	835,030
3,967,974	Repurchase agreement dated 9/30/16 with Nomura Securities International, Inc., 0.52%, due 10/3/16, proceeds $3,968,146; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/15/17 to 2/20/63, valued at $4,047,334 including accrued interest)	3,967,974
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $16,706,926)		16,706,926
Total Investments: 103.0% (Cost: $591,314,571)		594,221,501
Liabilities in excess of other assets: (3.0)%		(17,091,261)
NET ASSETS: 100.0%		$577,130,240

See Notes to Financial Statements

35

VANECK VECTORS SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $16,527,022.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Information Technology	19.5%	$112,552,213
Semiconductor Equipment	12.3	71,187,625
Semiconductors	68.2	393,740,974
Money Market Fund	0.0	33,763
	100.0%	$577,514,575

The summary of inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$577,480,812	$—	$—	$577,480,812
Money Market Fund	33,763	—	—	33,763
Repurchase Agreements	—	16,706,926	—	16,706,926
Total	$577,514,575	$16,706,926	$—	$594,221,501

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2016.

See Notes to Financial Statements

36

[This page intentionally left blank.]

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2016

		Environmental		Generic
	Biotech	Services	Gaming	Drugs
	ETF	ETF	ETF	ETF

Assets:
Investments, at value (1) (2)	$598,206,567	$17,474,200	$19,885,053	$2,480,955
Short-term investments held as collateral for securities loaned (3)	34,961,278	1,424,323	2,756,776	128,926
Cash denominated in foreign currency, at value (4)	—	—	168,555	2,448
Receivables:
Investment securities sold	27,119,858	1,257,680	11,168	81
Shares sold	—	—	—	—
Dividends	14,129	22,055	75,011	1,730
Prepaid expenses	4,371	154	149	23
Total assets	660,306,203	20,178,412	22,896,712	2,614,163

Liabilities:
Payables:
Investment securities purchased	26,133,895	1,273,185	11,187	81
Collateral for securities loaned	34,961,278	1,424,323	2,756,776	128,926
Line of credit	—	—	140,449	—
Shares redeemed	—	—	—	—
Due to Adviser	180,236	4,770	22,569	421
Due to custodian	—	—	19,588	—
Deferred Trustee fees	29,971	2,280	5,710	2
Accrued expenses	86,486	53,375	59,353	48,633
Total liabilities	61,391,866	2,757,933	3,015,632	178,063
NET ASSETS	$598,914,337	$17,420,479	$19,881,080	$2,436,100
Shares outstanding	5,196,503	250,000	550,000	100,000
Net asset value, redemption and offering price per share	$115.25	$69.68	$36.15	$24.36

Net assets consist of:
Aggregate paid in capital	$687,424,871	$28,424,483	$28,693,992	$2,521,970
Net unrealized appreciation (depreciation)	(80,741,913)	1,850,012	(3,480,369)	(50,648)
Undistributed net investment income	1,104,835	119,922	522,377	6,258
Accumulated net realized gain (loss)	(8,873,456)	(12,973,938)	(5,854,920)	(41,480)
	$598,914,337	$17,420,479	$19,881,080	$2,436,100
(1) Value of securities on loan	$34,374,025	$1,402,605	$2,686,145	$125,201
(2) Cost of investments	$678,948,480	$15,624,188	$23,368,244	$2,531,673
(3) Cost of short-term investments held as collateral for securities loaned	$34,961,278	$1,424,323	$2,756,776	$128,926
(4) Cost of cash denominated in foreign currency	$—	$—	$166,540	$2,370

See Notes to Financial Statements

38

Pharmaceutical	Retail	Semiconductor
ETF	ETF	ETF

$231,700,649	$118,811,478	$577,514,575
9,310,543	5,073,544	16,706,926
—	—	—

—	—	—
—	—	3,530
373,477	76,253	39,906
2,270	1,112	3,145
241,386,939	123,962,387	594,268,082

—	—	—
9,310,543	5,073,544	16,706,926
—	59,057	141,301
—	—	3,842
58,469	34,590	120,173
—	44,161	58,956
18,656	4,206	21,201
61,060	40,441	85,443
9,448,728	5,255,999	17,137,842
$231,938,211	$118,706,388	$577,130,240
4,038,138	1,521,531	8,320,937

$57.44	$78.02	$69.36

$299,289,060	$129,287,962	$573,856,091
(62,120,868)	(10,221,257)	2,906,930
872,601	1,445,904	2,986,492
(6,102,582)	(1,806,221)	(2,619,273)
$231,938,211	$118,706,388	$577,130,240
$9,066,505	$4,998,632	$16,527,022
$293,821,517	$129,032,735	$574,607,645
$9,310,543	$5,073,544	$16,706,926
$—	$—	$—

See Notes to Financial Statements

39

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2016

		Environmental		Generic
	Biotech	Services	Gaming	Drugs
	ETF	ETF	ETF	ETF (a)

Income:
Dividends	$3,769,650	$242,477	$740,821	$16,590
Securities lending income	58,523	4,753	7,232	1,264
Foreign taxes withheld	(57,721)	(2,868)	(23,757)	(1,542)
Total income	3,770,452	244,362	724,296	16,312

Expenses:
Management fees	2,059,825	78,867	102,138	8,697
Professional fees	107,869	44,709	33,594	46,915
Insurance	12,067	257	421	6
Trustees’ fees and expenses	17,983	14	710	8
Reports to shareholders	36,156	10,171	7,526	15,165
Indicative optimized portfolio value fee	5,033	—	4,274	2,072
Custodian fees	15,511	1,049	16,609	7,402
Registration fees	5,013	5,016	5,016	6,555
Transfer agent fees	2,411	2,411	2,411	1,811
Fund accounting fees	31,322	763	5,689	5,705
Interest	7,901	148	3,045	8
Other	40,306	2,682	8,608	4,832
Total expenses	2,341,397	146,087	190,041	99,176
Waiver of management fees	(273,672)	(59,185)	(54,218)	(8,697)
Expenses assumed by the Adviser	—	—	—	(80,904)
Net expenses	2,067,725	86,902	135,823	9,575
Net investment income	1,702,727	157,460	588,473	6,737

Net realized gain (loss) on:
Investments	(4,355,111)	71,251	(2,786,987)	(39,422)
Net increase from payment from Adviser (See Note 3)	—	—	—	—
In-kind redemptions	12,549,823	1,004,582	(803,488)	—
Foreign currency transactions and foreign denominated assets and liabilities	—	—	(19,038)	(2,537)
Net realized gain (loss)	8,194,712	1,075,833	(3,609,513)	(41,959)

Net change in unrealized appreciation (depreciation) on:
Investments	(11,399,323)	1,814,655	7,964,146	(50,718)
Foreign currency transactions and foreign denominated assets and liabilities	—	—	4,376	70
Net change in unrealized appreciation (depreciation)	(11,399,323)	1,814,655	7,968,522	(50,648)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,501,884)	$3,047,948	$4,947,482	$(85,870)

(a)	Commencement of operations for Generic Drugs ETF was January 12, 2016.

See Notes to Financial Statements

40

Pharmaceutical	Retail	Semiconductor
ETF	ETF	ETF

$7,194,897	$2,346,698	$5,448,355
70,694	6,162	42,186
(354,926)	—	(177,885)
6,910,665	2,352,860	5,312,656

1,010,966	525,684	1,023,436
73,524	45,208	57,238
5,745	3,160	6,626
8,568	5,734	10,783
18,170	26,339	18,053
5,042	5,042	5,042
9,038	4,923	10,127
5,016	4,982	4,875
2,410	2,411	2,411
15,402	7,203	14,908
13,247	1,464	22,907
17,187	11,145	19,124
1,184,315	643,295	1,195,530
(160,101)	(116,146)	(149,188)
—	—	—
1,024,214	527,149	1,046,342
5,886,451	1,825,711	4,266,314

(6,205,995)	(786,878)	(1,970,255)
—	—	340,000
(2,333,830)	11,910,340	91,222,538

—	—	—
(8,539,825)	11,123,462	89,592,283

(22,231,883)	(2,141,071)	21,502,117

—	—	—
(22,231,883)	(2,141,071)	21,502,117
$(24,885,257)	$10,808,102	$115,360,714

See Notes to Financial Statements

41

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Biotech ETF		Environmental Services ETF

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015

Operations:
Net investment income	$1,702,727	$1,332,054	$157,460	$182,460
Net realized gain (loss)	8,194,712	190,171,733	1,075,833	(339,674)
Net change in unrealized appreciation (depreciation)	(11,399,323)	(154,774,310)	1,814,655	(1,128,708)
Net increase (decrease) in net assets resulting from operations	(1,501,884)	36,729,477	3,047,948	(1,285,922)

Dividends to shareholders:
Dividends from net investment income	(1,869,172)	—	(170,000)	(263,000)

Share transactions:**
Proceeds from sale of shares	141,425,835	515,674,327	3,356,139	12,572,433
Cost of shares redeemed	(191,118,834)	(439,848,484)	(3,406,498)	(12,572,433)
Increase (Decrease) in net assets resulting from share transactions	(49,692,999)	75,825,843	(50,359)	—
Total increase (decrease) in net assets	(53,064,055)	112,555,320	2,827,589	(1,548,922)
Net Assets, beginning of year	651,978,392	539,423,072	14,592,890	16,141,812
Net Assets, end of year†	$598,914,337	$651,978,392	$17,420,479	$14,592,890
† Including undistributed net investment income	$1,104,835	$1,271,279	$119,922	$132,857

** Shares of Common Stock Issued (no par value)
Shares sold	1,250,000	4,100,000	50,000	200,000
Shares redeemed	(1,750,000)	(3,500,000)	(50,000)	(200,000)
Net increase (decrease)	(500,000)	600,000	—	—

*	Commencement of operations

See Notes to Financial Statements

42

Gaming ETF		Generic Drugs ETF	Pharmaceutical ETF
		For the Period
For the Year	For the Year	January 12, 2016*	For the Year	For the Year
Ended	Ended	through	Ended	Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2016	2015	2016	2016	2015

$588,473	$980,387	$6,737	$5,886,451	$6,580,800
(3,609,513)	(139,806)	(41,959)	(8,539,825)	70,592,801
7,968,522	(11,556,233)	(50,648)	(22,231,883)	(75,458,283)
4,947,482	(10,715,652)	(85,870)	(24,885,257)	1,715,318

(909,300)	(1,789,800)	—	(6,437,588)	(6,396,063)

—	5,948,582	2,521,970	335,719,958	276,929,722
(8,016,264)	(12,968,022)	—	(386,756,125)	(363,840,122)

(8,016,264)	(7,019,440)	2,521,970	(51,036,167)	(86,910,400)
(3,978,082)	(19,524,892)	2,436,100	(82,359,012)	(91,591,145)
23,859,162	43,384,054	—	314,297,223	405,888,368
$19,881,080	$23,859,162	$2,436,100	$231,938,211	$314,297,223
$522,377	$869,489	$6,258	$872,601	$1,423,738

—	150,000	100,000	5,400,000	4,000,000
(250,000)	(350,000)	—	(6,350,000)	(5,400,000)
(250,000)	(200,000)	100,000	(950,000)	(1,400,000)

See Notes to Financial Statements

43

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Retail ETF		Semiconductor ETF
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015

Operations:
Net investment income	$1,825,711	$3,295,092	$4,266,314	$7,988,254
Net realized gain (loss)	11,123,462	24,307,265	89,252,283	(41,410,659)
Net increase from payment from Adviser (See Note 3)	—	—	340,000	—
Net change in unrealized appreciation (depreciation)	(2,141,071)	(8,434,125)	21,502,117	(3,130,916)
Net increase (decrease) in net assets resulting from operations	10,808,102	19,168,232	115,360,714	(36,553,321)

Dividends to shareholders:
Dividends from net investment income	(3,353,072)	(690,116)	(5,557,739)	(6,554,432)

Share transactions:**
Proceeds from sale of shares	107,980,044	332,584,044	6,483,334,545	7,511,380,699
Cost of shares redeemed	(200,637,218)	(213,877,277)	(6,206,930,426)	(7,692,308,773)
Increase (Decrease) in net assets resulting from share transactions	(92,657,174)	118,706,767	276,404,119	(180,928,074)
Total increase (decrease) in net assets	(85,202,144)	137,184,883	386,207,094	(224,035,827)
Net Assets, beginning of year	203,908,532	66,723,649	190,923,146	414,958,973
Net Assets, end of year†	$118,706,388	$203,908,532	$577,130,240	$190,923,146
† Including undistributed net investment income	$1,445,904	$2,973,265	$2,986,492	$4,823,602

** Shares of Common Stock Issued (no par value)
Shares sold	1,400,000	4,600,000	114,550,000	140,850,000
Shares redeemed	(2,650,000)	(2,900,000)	(110,050,000)	(145,150,000)
Net increase (decrease)	(1,250,000)	1,700,000	4,500,000	(4,300,000)

See Notes to Financial Statements

44

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Biotech ETF #
	For the Year Ended September 30,				For the Period December 20, 2011 (a) through September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$114.45	$105.84	$82.74	$54.07	$35.28
Income from investment operations:
Net investment income (loss)	0.33	0.24	(0.03)	0.01	0.01
Net realized and unrealized gain on investments	0.81	8.37	23.13	28.85	18.78
Total from investment operations	1.14	8.61	23.10	28.86	18.79
Less:
Dividends from net investment income	(0.34)	—	— (f)	(0.02)	—
Distributions from net realized capital gains	—	—	—	(0.17)	—
Total dividends and distributions	(0.34)	—	—	(0.19)	—
Net asset value, end of period	$115.25	$114.45	$105.84	$82.74	$54.07
Total return (b)	0.97%	8.13%	27.92%	53.55%	53.26	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$598,914	$ 651,978	$ 539,423	$434,089	$132,278
Ratio of gross expenses to average net assets	0.40%	0.40%	0.41%	0.41%	0.44	%(d)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net investment income (loss) to average net assets .	0.29%	0.18%	(0.03)%	0.01%	0.03	%(d)
Portfolio turnover rate (e)	41%	12%	11%	0%	12	%(c)

	Environmental Services ETF
	For the Year Ended September 30,				For the Period January 1, 2012 through September 30,		For the Year Ended December 31,
	2016	2015	2014	2013	2012		2011
Net asset value, beginning of period	$58.37	$64.57	$62.43	$49.65	$46.61		$51.54
Income from investment operations:
Net investment income	0.63	0.73	1.00	0.91	0.50		0.62
Net realized and unrealized gain (loss) on investments	11.36	(5.88)	1.89	12.66	2.54		(4.93)
Total from investment operations	11.99	(5.15)	2.89	13.57	3.04		(4.31)
Less:
Dividends from net investment income	(0.68)	(1.05)	(0.75)	(0.79)	—		(0.62)
Net asset value, end of period	$69.68	$58.37	$64.57	$62.43	$49.65		$46.61
Total return (b)	20.75%	(8.18)%	4.62%	27.67%	6.52	% (c)	(8.36)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$17,420	$14,593	$16,142	$18,729	$19,860		$23,305
Ratio of gross expenses to average net assets	0.93%	1.15%	0.92%	1.01%	1.01	% (d)	0.83%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55	% (d)	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%	0.55	% (d)	0.55%
Ratio of net investment income to average net assets	1.00%	1.15%	1.32%	1.60%	1.23	% (d)	1.08%
Portfolio turnover rate (e)	40%	19%	13%	5%	4	% (c)	1%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(f)	Amount represents less than $0.005 per share
#	On February 14, 2012, the Fund effected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

45

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Gaming ETF
	For the Year Ended September 30,				For the Period January 1, 2012 through September 30,		For the Year Ended December 31,
	2016	2015	2014	2013	2012		2011
Net asset value, beginning of period	$29.82	$43.38	$47.49	$34.22	$30.23		$31.48
Income from investment operations:
Net investment income	0.94 (d)	1.12 (a)	1.76	1.10	0.80		0.75
Net realized and unrealized gain (loss) on investments	6.69	(12.80)	(5.35)	13.55	3.19		(1.34)
Total from investment operations	7.63	(11.68)	(3.59)	14.65	3.99		(0.59)
Less:
Dividends from net investment income	(1.30)	(1.88)	(0.52)	(1.38)	—		(0.63)
Distributions from net realized capital gains	—	—	—	—	—		(0.03)
Total dividends and distributions	(1.30)	(1.88)	(0.52)	(1.38)	—		(0.66)
Net asset value, end of period	$36.15	$29.82	$43.38	$47.49	$34.22		$30.23
Total return (b)	26.23%	(27.91)%	(7.76)%	44.14%	13.20	%(e)	(1.87)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$19,881	$23,859	$43,384	$56,982	$59,894		$96,729
Ratio of gross expenses to average net assets	0.93%	1.00%	0.73%	0.83%	0.78	%(f)	0.66%
Ratio of net expenses to average net assets	0.67%	0.66%	0.65%	0.65%	0.66	%(f)	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65%	0.65%	0.65	%(f)	0.65%
Ratio of net investment income to average net assets	2.88%	2.92%	2.73%	2.73%	2.29	%(f)	1.91%
Portfolio turnover rate (c)	29%	27%	35%	16%	18	%(e)	19%

	Generic Drugs ETF
	For the Period January 12, 2016 (a) through September 30, 2016
Net asset value, beginning of period	$25.21
Income from investment operations:
Net investment income	0.07
Net realized and unrealized loss on investments	(0.92)
Total from investment operations	(0.85)
Net asset value, end of period	$24.36
Total return (b)	(3.37	)%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,436
Ratio of gross expenses to average net assets	5.70	%(f)
Ratio of net expenses to average net assets	0.55	%(f)
Ratio of net expenses, excluding interest expense,
to average net assets	0.55	%(f)
Ratio of net investment income to average net assets	0.39	%(f)
Portfolio turnover rate (c)	47	%(e)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Calculated based upon average shares outstanding
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

46

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Pharmaceutical ETF #
	For the Year Ended September 30,				For the Period December 20, 2011 (a) through September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$63.01	$63.54	$47.89	$41.03	$35.96
Income from investment operations:
Net investment income	1.24 (f)	1.31	1.02	1.08	1.12
Net realized and unrealized gain (loss) on investments	(5.41)	(0.62)	15.66	7.78	3.95
Total from investment operations	(4.17)	0.69	16.68	8.86	5.07
Less:
Dividends from net investment income	(1.40)	(1.22)	(1.03)	(2.00)	—
Net asset value, end of period	$57.44	$63.01	$63.54	$47.89	$41.03
Total return (b)	(6.72)%	0.96%	35.19%	22.44%	14.10	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$231,938	$314,297	$405,888	$241,267	$173,897
Ratio of gross expenses to average net assets	0.41%	0.41%	0.42%	0.43%	0.41	%(d)
Ratio of net expenses to average net assets	0.35%	0.36%	0.35%	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	2.04%	1.78%	1.85%	2.30%	2.74	%(d)
Portfolio turnover rate (e)	25%	12%	14%	3%	1	%(c)

	Retail ETF *
	For the Year Ended September 30,				For the Period December 20, 2011 (a) through September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$73.57	$62.27	$55.34	$44.88	$37.32
Income from investment operations:
Net investment income	0.93 (f)	1.12 (f)	0.60	0.27	0.95
Net realized and unrealized gain on investments	5.27	10.47	6.94	11.04	6.63
Total from investment operations	6.20	11.59	7.54	11.31	7.58
Less:
Dividends from net investment income	(1.75)	(0.29)	(0.61)	(0.85)	(0.02)
Net asset value, end of period	$78.02	$73.57	$62.27	$55.34	$44.88
Total return (b)	8.42%	18.63%	13.65%	25.69%	20.32	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$118,706	$203,909	$66,724	$42,696	$21,163
Ratio of gross expenses to average net assets	0.43%	0.42%	0.63%	0.69%	0.55	%(d)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	1.22%	1.49%	1.23%	1.84%	1.40	%(d)
Portfolio turnover rate (e)	9%	5%	3%	3%	2	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(f)	Calculated based upon average shares outstanding
#	On February 14, 2012, the Fund effected a 2 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.
*	On February 14, 2012, the Fund effected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

47

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Semiconductor ETF
	For the Year Ended September 30,					For the Period December 20, 2011 (a) through September 30,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$49.97		$51.10	$39.88	$31.66	$29.95
Income from investment operations:
Net investment income	0.82	(b)	1.08 (b)	0.62	0.72	0.56
Net realized and unrealized gain (loss) on investments	19.67		(1.58)	11.26	8.20	1.15
Payment from Adviser	0.04	(g)	—	—	—	—
Total from investment operations	20.53		(0.50)	11.88	8.92	1.71
Less:
Dividends from net investment income	(1.14)		(0.63)	(0.66)	(0.70)	—
Net asset value, end of period	$69.36		$49.97	$51.10	$39.88	$31.66
Total return (c)	41.73	%(g)	(1.09)%	30.13%	28.70%	5.71	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$577,130		$190,923	$414,959	$262,017	$282,397
Ratio of gross expenses to average net assets	0.41%		0.41%	0.41%	0.43%	0.40	%(e)
Ratio of net expenses to average net assets	0.36%		0.35%	0.35%	0.35%	0.35	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%		0.35%	0.35%	0.35%	0.35	%(e)
Ratio of net investment income to average net assets	1.45%		2.01%	1.68%	1.81%	1.87	%(e)
Portfolio turnover rate (f)	53%		18%	9%	4%	2	%(d)

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(g)	For the year ended September 30, 2016, 0.06% of total return, representing $0.04 per share, consisted of a payment by the Adviser (See Note 3).

See Notes to Financial Statements

48

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) (formerly known as Market Vectors ETF Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of September 30, 2016, offers sixty investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Biotech ETF, Environmental Services ETF, Gaming ETF, Generic Drugs ETF, Pharmaceutical ETF, Retail ETF and Semiconductor ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by Indxx LLC, NYSE Euronext or MV Index Solutions GmbH (formerly known as Market Vectors Index Solutions GmbH), a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
Biotech ETF	December 20, 2011	MVISTM US Listed Biotech 25 Index*
Environmental Services ETF**	October 10, 2006	NYSE Arca Environmental Services Index
Gaming ETF**	January 22, 2008	MVISTM Global Gaming Index*
Generic Drugs ETF	January 12, 2016	Indxx Global Generics & New Pharma Index
Pharmaceutical ETF	December 20, 2011	MVISTM US Listed Pharmaceutical 25 Index*
Retail ETF	December 20, 2011	MVISTM US Listed Retail 25 Index*
Semiconductor ETF	December 20, 2011	MVISTM US Listed Semiconductor 25 Index*

*	Published by MV Index Solutions GmbH
**	Effective January 1, 2012, the Fund changed its fiscal year end from December 31 to September 30.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at
49

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income on Pharmaceutical ETF, which are declared and paid quarterly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the
50

securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of September 30, 2016 are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended September 30, 2016.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at September 30, 2016 is presented in the Schedules of Investments. Refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2017, to voluntarily waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and

51

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

expenses, interest expense, trading expenses, offering costs, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations, management fee rates and the amounts waived/assumed by the Adviser for the year ended September 30, 2016, are as follows:

Fund	Expense Limitations	Management Fee Rates	Waiver of Management Fees	Expenses Assumed by the Adviser
Biotech ETF	0.35%	0.35%	$273,672	$—
Environmental Services ETF	0.55	0.50	59,185	—
Gaming ETF	0.65	0.50	54,218	—
Generic Drugs ETF	0.55	0.50	8,697	80,904
Pharmaceutical ETF	0.35	0.35	160,101	—
Retail ETF	0.35	0.35	116,146	—
Semiconductor ETF	0.35	0.35	149,188	—

During the year ended September 30, 2016, the Adviser voluntarily reimbursed the Semiconductor ETF $340,000 for transactional losses. This reimbursement is reflected in the Statements of Operations and the Statements of Changes in Net Assets as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended September 30, 2016, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Biotech ETF	$240,800,812	$243,158,268
Environmental Services ETF	6,421,356	6,423,829
Gaming ETF	6,017,001	7,106,930
Generic Drugs ETF	1,736,896	1,131,319
Pharmaceutical ETF	71,915,457	72,884,872
Retail ETF	13,113,023	14,871,884
Semiconductor ETF	160,522,361	161,729,602

Note 5—Income Taxes—As of September 30, 2016, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Biotech ETF	$714,912,981	$8,096,541	$(89,841,677)	$(81,745,136)
Environmental Services ETF	17,053,444	2,513,049	(667,970)	1,845,079
Gaming ETF	26,755,877	2,065,871	(6,179,919)	(4,114,048)
Generic Drugs ETF	2,673,624	183,438	(247,181)	(63,743)
Pharmaceutical ETF	303,135,094	2,262,966	(64,386,868)	(62,123,902)
Retail ETF	134,106,279	6,258,721	(16,479,978)	(10,221,257)
Semiconductor ETF	591,197,052	7,986,404	(4,961,955)	3,024,449
52

At September 30, 2016, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Biotech ETF	$1,134,805	$—	$(7,870,233)	$(29,970)	$(81,745,136)	$(88,510,534)
Environmental Services ETF	96,002	—	(12,942,806)	(2,279)	1,845,079	(11,004,004)
Gaming ETF	500,782	—	(5,196,755)	(5,713)	(4,111,226)	(8,812,912)
Generic Drugs ETF	19,285	—	(41,480)	(2)	(63,673)	(85,870)
Pharmaceutical ETF	891,257	—	(6,099,548)	(18,656)	(62,123,902)	(67,350,849)
Retail ETF	1,450,109	—	(1,806,221)	(4,205)	(10,221,257)	(10,581,574)
Semiconductor ETF	2,879,073	—	(2,608,172)	(21,201)	3,024,449	3,274,149

The tax character of dividends paid to shareholders during the years ended September 30, 2016 and September 30, 2015 was as follows:

Fund	2016 Dividends Ordinary Income	2015 Dividends Ordinary Income
Biotech ETF	$1,869,172	$—
Environmental Services ETF	170,000	263,000
Gaming ETF	909,300	1,789,800
Pharmaceutical ETF	6,437,588	6,396,063
Retail ETF	3,353,072	690,116
Semiconductor ETF	5,557,739	6,554,432

Generic Drugs ETF commenced operations on January 12, 2016, and had no distributions during the period ended September 30, 2016.

At September 30, 2016, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective- No Expiration Short-Term	Post-Effective- No Expiration Long-Term	Amount Expiring in the Year Ended September 30,
Fund	Capital Losses	Capital Losses	2019	2018	2017
Biotech ETF	$(3,420,900)	$(4,449,333)	$—	$—	$—
Environmental Services ETF	(500,578)	(5,517,148)	—	(479,375)	(6,445,705)
Gaming ETF	(2,330,058)	(2,866,697)	—	—	—
Generic Drugs ETF	(41,480)	—	—	—	—
Pharmaceutical ETF	(4,002,830)	(2,096,718)	—	—	—
Retail ETF	(1,353,462)	(452,759)	—	—	—
Semiconductor ETF	(2,182,178)	(425,994)	—	—	—

During the year ended September 30, 2016, Environmental Services ETF had $2,110,133 of its accumulated capital loss carryforwards expire.

During the year ended September 30, 2016, as a result of permanent book to tax differences, primarily due to foreign currency gains and losses, expiration of capital loss carryforwards, and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

53

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

	Increase (Decrease)	Increase (Decrease)	Increase (Decrease)
	in Accumulated Net	in Accumulated	in Aggregate
Fund	Investment Income (Loss)	Net Realized Gain (Loss)	Paid in Capital
Biotech ETF	$1	$(12,466,099)	$12,466,098
Environmental Services ETF	(395)	1,126,173	(1,125,778)
Gaming ETF	(26,285)	951,343	(925,058)
Generic Drugs ETF	(479)	479	—
Pharmaceutical ETF	—	2,442,648	(2,442,648)
Retail ETF	—	(11,910,340)	11,910,340
Semiconductor ETF	(545,685)	(91,163,166)	91,708,851

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2016, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of September 30, 2016, there was an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, or multiples thereof, as follows:

Fund	Creation Units
Biotech ETF	50,000
Environmental Services ETF	50,000
Gaming ETF	50,000
Generic Drugs ETF	100,000
Pharmaceutical ETF	50,000
Retail ETF	50,000
Semiconductor ETF	50,000

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended September 30, 2016, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Biotech ETF	$140,540,215	$190,069,072
Environmental Services ETF	3,356,367	3,406,515
Gaming ETF	—	7,266,255
Generic Drugs ETF	1,918,827	—
Pharmaceutical ETF	335,705,159	386,701,816
Retail ETF	108,064,821	200,439,679
Semiconductor ETF	6,483,191,991	6,206,623,859

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Fund’s index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified

54

funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrences affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at September 30, 2016 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Effective October 1, 2015, the Funds adopted new accounting guidance under Accounting Standards Update No. 2014-11, Transfers and Servicing (Topic 860) Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure, which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as securities lending, and the related contractual maturity terms of these secured transactions. Accordingly, the following table presents repurchase agreements held as collateral by type of security on loan pledged as of September 30, 2016:

55

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Gross Amount of Recognized
Liabilities for Securities Loaned
in the Statements of Assets
and Liabilities*
Fund	Equity Securities
Biotech ETF	$34,961,278
Environmental Services ETF	1,424,323
Gaming ETF	2,756,776
Generic Drugs ETF	128,926
Pharmaceutical ETF	9,310,543
Retail ETF	5,073,544
Semiconductor ETF	16,706,926

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Share Split—On January 27, 2012, the Board of Trustees of the VanEck Vectors ETF Trust approved a split of the shares for Biotech ETF, Pharmaceutical ETF, and Retail ETF. The share splits took place for shareholders of record as of the close of business on February 10, 2012, and were paid on February 13, 2012. Each Fund’s shares began trading on a split-adjusted basis on February 14, 2012. Biotech ETF and Retail ETF split its shares three-for-one. Pharmaceutical ETF split its shares two-for-one.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2016, the following Funds borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	September 30, 2016
Biotech ETF	257	$692,722	1.71%	$—
Environmental Services ETF	4	721,137	1.53	—
Gaming ETF	340	135,871	1.73	140,449
Pharmaceutical ETF	245	1,129,460	1.74	—
Retail ETF	177	166,561	1.77	59,057
Semiconductor ETF	207	1,945,404	1.72	141,301

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended September 30, 2016, there were no offsets to custodian fees.

Note 13—Recent Accounting Pronouncements—On August 27, 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Funds’ ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. The new standard is effective for the annual period ending after December 15, 2016, and all annual and interim periods thereafter. Management is currently evaluating the impact that ASU 2014-15 will have on financial statement disclosure.

Note 14—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividend from net investment income was declared and paid subsequent to September 30, 2016:

Fund	Ex-Date	Record Date	Payable Date	Per Share
Pharmaceutical ETF	10/3/16	10/5/16	10/7/16	$0.2148
56

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of VanEck Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Biotech ETF, Environmental Services ETF, Gaming ETF, Generic Drugs ETF, Pharmaceutical ETF, Retail ETF, and Semiconductor ETF (seven of the series constituting VanEck Vectors ETF Trust) (the “Funds”) as of September 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Biotech ETF, Environmental Services ETF, Gaming ETF, Generic Drugs ETF, Pharmaceutical ETF, Retail ETF, and Semiconductor ETF (seven of the series constituting VanEck Vectors ETF Trust) at September 30, 2016, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 28, 2016

57

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2016 income tax purposes will be sent to them in early 2017. Please consult your tax advisor for proper treatment of this information.

The Fund listed below intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the period ended September 30, 2016 by the Fund was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Gaming ETF	$23,304	$508,621
Generic Drugs ETF	1,465	15,462

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Received Deduction for fiscal-year 2016.

Biotech ETF	100.00%
Environmental Services ETF	100.00%
Gaming ETF	11.90%
Pharmaceutical ETF	26.10%
Retail ETF	66.72%
Semiconductor ETF	29.44%
58

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2016 (unaudited)

Independent Trustees:

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	60	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015; and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	72	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 – present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	60	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	72	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, Van Eck Securities Corporation (“VESC”); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisers Corp. (“VEARA”).	60	Director, National Committee on US-China Relations.

1	The address for each Trustee and Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust, and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
59

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2016 (unaudited) (continued)

Officers:

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Uwe Eberle, 1965	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG (since 2010).

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, VanEck (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 – January 2010).

Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
60

Officers:

Officer’s Name,	Position(s)	Term of Office[2]
Address[1] and	Held with	and Length of
Year of Birth	the Trust	Time Served	Principal Occupation(s) During The Past Five Years
Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 – June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
61

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2016 (unaudited)

At a meeting held on June 10, 2016 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck VectorsTM ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Biotech ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Environmental Services ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Gaming ETF, Generic Drugs ETF, Germany Equal Weight ETF, Global Chemicals ETF, Global Spin-Off ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, Pharmaceutical ETF, Retail ETF, Russia Equal Weight ETF, Semiconductor ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 10, 2016. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund except for the VanEck Vectors Morningstar International Moat ETF and Morningstar Wide Moat ETF generally invests in a different group of issuers than the funds in its designated peer group. They also considered the fact that VanEck Vectors Generic Drugs ETF, Global Spin-Off ETF and Morningstar International Moat ETF had only recently commenced operations and therefore had a limited operational history that could be used for comparative purposes, since the expense information prepared by Broadridge was based on estimated amounts for the Funds. They noted that the performance comparisons provided by Broadridge for VanEck Vectors Generic Drugs ETF covered approximately a one month period (January 12, 2016 (the date operations commenced for the Fund) through February 29, 2016). Additionally, they noted that the performance comparisons provided by Broadridge for VanEck Vectors Global Spin-Off ETF covered approximately an eight month period (June 9, 2015 (the date operations commenced for the Fund) through February 29, 2016). Furthermore, they noted that the performance comparisons provided by Broadridge for VanEck Vectors Morningstar International Moat ETF covered approximately a seven month period (July 13, 2015 (the date operations commenced for the Fund) through February 29, 2016). In addition, as noted below, the Trustees reviewed certain performance information for each Fund that was not provided by Broadridge. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 10, 2016 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

62

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had management fees (after the effect of any applicable fee waiver) below the average and median of its respective peer group of funds, except for VanEck Vectors Morningstar Wide Moat ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average and median of its peer group of funds. The Trustees also noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Biotech ETF, Gaming ETF, Morningstar Wide Moat ETF, Morningstar International Moat ETF and Generic Drugs ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and/or median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ total expense ratios (after the effect of any applicable expense limitation) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Germany Equal Weight ETF, Global Chemicals ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Russia Equal Weight ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

63

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2016 (unaudited) (continued)

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 10, 2016 meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

64

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	VVINDUSAR

ANNUAL REPORT
September 30, 2016

VANECK VECTORSTM
STRATEGIC EQUITY ETFs

Global Spin-Off ETF	SPUN®

Morningstar International Moat ETF	MOTI®

Morningstar Wide Moat ETF	MOAT®

800.826.2333	vaneck.com

The information contained in the management discussion represents the opinions of VanEck Vectors ETF Trust and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck Vectors ETF Trust are as of September 30, 2016, and are subject to change.

VANECK VECTORS STRATEGIC EQUITY ETFs

(unaudited)

Dear Shareholder:

We are pleased to present this annual report for the three strategic equity exchange-traded funds (ETFs) of the VanEck Vectors ETF Trust for the 12-month period ended September 30, 2016.

Moativated Investing

We continue to believe that investors looking to make long-term allocations to broad asset classes, such as U.S. equity markets, may find that our strategic equity exchange-traded ETFs offer attractive ways to enhance exposure to core asset classes.

In the case of the VanEck Vectors Morningstar Wide Moat ETF (NYSE Arca: MOAT), Morningstar’s focus on companies with sustainable competitive advantages trading at attractive valuations has produced strong results over this past 12-month period, outperforming the S&P 500® Index1 by 8.8%.

In the context of a long-term allocation to the U.S. equity market, the Morningstar® Wide Moat Focus IndexSM2 — the index MOAT seeks to replicate — continues to feature an impressive track record against the S&P 500 Index. Its performance over the past 12 months only strengthens the index’s trend of long-term outperformance.

Cumulative Index Return

2/14/07 – 9/30/16

Source: Morningstar, FactSet. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

In addition to this impressive continuing long-term performance, and further illustrating the success of Morningstar’s process of identifying attractively priced companies with sustainable competitive advantages, the Wide Moat Focus Index had outperformed the S&P 500 Index 63% of the time as measured over one-year periods and 91% of the time as measured over five-year periods.

Please stay in touch with us through our website (vaneck.com) on which we offer videos, email subscriptions, blogs, and educational literature. Our Moat Investing blog and email subscription may be of particular interest to you. Should you have any questions, please contact us at 800.826.2333 or visit vaneck.com.

1

VANECK VECTORS STRATEGIC EQUITY ETFs

(unaudited)

Thank you for participating in the VanEck Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the 12-month period ended September 30, 2016. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

October 17, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in a fund. An index’s performance is not illustrative of a fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P 500® Index consists of 500 widely held common stocks covering the leading industries in the U.S. economy.
[2]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index that is intended to offer exposure to companies that have sustainable competitive advantages, according to Morningstar analysts.
2

Management Discussion (unaudited)

All three VanEck Vectors Strategic Equity ETFs traded for the full 12-month period with both VanEck Vectors Morningstar Wide Moat ETF (NYSE Arca: MOAT) and VanEck Vectors Global Spin-Off ETF (NYSE Arca: SPUN), posting impressive returns.

October 1, 2015 through September 30, 2016 VanEck Vectors Strategic Equity ETFs Total Return

Source: VanEck. Returns based on NAV. The performance data quoted represent past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Morningstar Wide Moat

VanEck Vectors Morningstar Wide Moat ETF returned 24.23% for the 12-month period. The primary drivers of performance were the Fund’s exposures to the information technology — in particular, Autodesk, Inc. (sold by end of period) and LinkedIn Corporation (1.2% of Fund net assets†), industrials (electrical equipment and railroad companies), and healthcare sectors. Only one sector detracted from the Fund’s performance: real estate.

Morningstar International Moat

For the 12-month period, VanEck Vectors Morningstar International Moat ETF returned 7.91%. The primary driver of the Fund’s performance was the industrials sector. Companies in the real estate sector also contributed solid positive performance. Only two sectors detracted from performance: telecommunications services and information technology. Of these two, telecommunications services detracted the most.

Global Spin-Off

VanEck Vectors Global Spin-Off ETF returned 23.22% for the 12-month period. During this period, U.S. companies were by far the largest contributors to the Fund’s total returns. The two sectors contributing the most to performance were materials and industrials. The consumer discretionary sector was the only negative contributor to the Fund’s performance. Spin-off companies in China were the largest detractors from performance.

†	All Fund assets referenced are Total Net Assets as of September 30, 2016.
3

VANECK VECTORS GLOBAL SPIN-OFF ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	GSPIN[2]
One Year	22.00%	23.22%	24.03%
Life* (annualized)	3.92%	4.38%	4.93%
Life* (cumulative)	5.16%	5.78%	6.51%
* since 6/9/15

Commencement date for the VanEck Vectors Global Spin-Off ETF was 6/9/15.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (6/9/15) to the first day of secondary market trading in shares of the Fund (6/10/15), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 5.07% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinued all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

4

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Horizon Kinetics Global Spin-Off Index (GSPIN) is a rules-based, equal-weighted index intended to track the performance of listed, publicly-held spin-offs that are domiciled and trade in the U.S. or developed markets of Western Europe and Asia.

GSPIN was created and is maintained by Horizon Kinetics LLC. Horizon Kinetics LLC does not sponsor, endorse, issue, sell, or promote the VanEck Vectors Global Spin-Off ETF and bears no liability with respect to that ETF or any security.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com.

5

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MGEUMFUN[2]
One Year	8.10%	7.91%	8.74%
Life* (annualized)	(4.26)%	(4.37)%	(3.67)%
Life* (cumulative)	(5.16)%	(5.28)%	(4.45)%
* since 7/13/15

Commencement date for the VanEck Vectors Morningstar International ETF was 7/13/15.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/13/15) to the first day of secondary market trading in shares of the Fund (7/14/15), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.62% / Net Expense Ratio 0.56%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

6

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN) is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide and narrow moat companies”).

MGEUMFUN was created and is maintained by Morningstar, Inc. Morningstar, Inc. does not sponsor, endorse, issue, sell, or promote the VanEck Vectors Morningstar International Moat ETF and bears no liability with respect to that ETF or any security. Morningstar® is a registered trademark of Morningstar, Inc. Morningstar® Global ex-US Moat Focus IndexSM is a service mark of Morningstar, Inc.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com.

7

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MWMFTR[2]
One Year	24.55%	24.23%	25.05%
Life* (annualized)	13.79%	13.76%	14.33%
Life* (cumulative)	77.38%	77.13%	81.15%
* since 4/24/12

Commencement date for the VanEck Vectors Morningstar Wide Moat ETF was 4/24/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/12) to the first day of secondary market trading in shares of the Fund (4/25/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.50% / Net Expense Ratio 0.49%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

8

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).

MWMFTR was created and is maintained by Morningstar, Inc. Morningstar, Inc. does not sponsor, endorse, issue, sell, or promote the VanEck Vectors Morningstar Wide Moat ETF and bears no liability with respect to that ETF or any security. Morningstar® is a registered trademark of Morningstar, Inc. Morningstar® Wide Moat Focus IndexSM is a service mark of Morningstar, Inc.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com.

9

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2016 to September 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio During Period	Expenses Paid During the Period* April 1, 2016- September 30, 2016
Global Spin-Off ETF
Actual	$1,000.00	$1,166.70	0.55%	$2.98
Hypothetical**	$1,000.00	$1,022.25	0.55%	$2.78
Morningstar International Moat ETF
Actual	$1,000.00	$1,027.90	0.56%	$2.84
Hypothetical**	$1,000.00	$1,022.20	0.56%	$2.83
Morningstar Wide Moat ETF
Actual	$1,000.00	$1,105.70	0.49%	$2.58
Hypothetical**	$1,000.00	$1,022.55	0.49%	$2.48
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2016) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
10

VANECK VECTORS GLOBAL SPIN-OFF ETF

SCHEDULE OF INVESTMENTS

September 30, 2016

Number of Shares		Value

COMMON STOCKS: 84.3%
Australia: 2.5%
16,677	Orora Ltd. #	$40,441
20,760	South32 Ltd. #	38,675
		79,116
Cayman Islands: 1.2%
1,045	Theravance Biopharma, Inc. (USD) * †	37,871
China / Hong Kong: 3.5%
5,000	Cheung Kong Property Holdings Ltd. #	36,781
170,000	China Overseas Property Holdings Ltd. #	35,463
358,000	Global Brands Group Holding Ltd. * #	36,699
		108,943
Finland: 2.5%
5,338	Caverion Corp. #	41,051
2,508	Valmet OYJ #	37,752
		78,803
France: 1.2%
505	Groupe Fnac SA * #	37,113
Germany: 1.3%
671	OSRAM Licht AG #	39,435
Ireland: 2.4%
554	Allegion Plc (USD)	38,176
601	Prothena Corp. Plc (USD) * †	36,042
		74,218
New Zealand: 1.3%
13,805	Chorus Ltd. #	39,274
Norway: 1.2%
8,237	Aker Solutions ASA * # Reg S	38,712
Singapore: 1.2%
34,500	Frasers Centrepoint Ltd. #	37,670
Sweden: 1.2%
3,058	Bonava AB *	38,620
United Kingdom: 1.2%
8,960	Indivior Plc #	35,711
United States: 63.6%
587	AbbVie, Inc.	37,022
965	Alexander and Baldwin, Inc.	37,075
2,033	Armstrong Flooring, Inc. *	38,383
1,102	Associated Capital Group, Inc. †	39,077
2,291	Babcock & Wilcox Enterprises, Inc. *	37,802
66	Cable One, Inc.	38,544
657	CDK Global, Inc.	37,686
2,550	Chemours Co.	40,800
2,526	CommerceHub, Inc. *	39,911
1,409	CSRA, Inc.	37,902
817	Energizer Holdings, Inc. †	40,817
1,200	Engility Holdings, Inc. *	37,800
1,467	Fiesta Restaurant Group, Inc. *	35,208
740	Fortive Corp.	37,666
657	Fortune Brands Home and Security, Inc.	38,172
1,839	FTD Cos, Inc. *	37,828
3,309	Gannett Co., Inc.	38,517
1,398	GCP Applied Technologies, Inc. *	39,591
Number of Shares		Value

United States: (continued)
1,096	Halyard Health, Inc. *	$37,987
1,166	Herc Holdings, Inc. *	39,294
1,645	Hewlett Packard Enterprise Co.	37,424
743	Hyster-Yale Materials Handling, Inc.	44,677
801	Ingevity Corp. *	36,926
1,208	Keysight Technologies, Inc. *	38,282
1,136	KLX, Inc. *	39,987
2,654	Knowles Corp. * †	37,289
2,076	Lands’ End, Inc. * †	30,102
539	Liberty Broadband Corp. *	37,816
1,812	Liberty TripAdvisor Holdings, Inc. *	39,592
915	Lumentum Holdings, Inc. *	38,220
221	Madison Square Garden Co. *	37,440
514	Mallinckrodt Plc *	35,867
2,246	Manitowoc Foodservice, Inc. * †	36,430
507	Marriott Vacations Worldwide Corp.	37,173
528	Murphy USA, Inc. *	37,678
2,786	Navient Corp.	40,313
2,416	New Media Investment Group, Inc. †	37,448
2,703	News Corp.	37,788
3,041	NorthStar Asset Management Group, Inc.	39,320
1,929	NOW, Inc. *	41,339
588	ONE Gas, Inc.	36,362
944	PayPal Holdings, Inc. *	38,676
478	Phillips 66	38,503
3,060	Pinnacle Entertainment, Inc. *	37,760
482	Post Holdings, Inc. *	37,196
541	Science Applications International Corp.	37,529
1,261	SPX Flow, Inc. *	38,990
2,556	Time, Inc.	37,011
1,133	TopBuild Corp. *	37,616
969	Vista Outdoor, Inc. *	38,624
3,062	WPX Energy, Inc. *	40,388
726	Xylem, Inc.	38,079
		1,984,927
Total Common Stocks (Cost: $2,366,642)		2,630,413
REAL ESTATE INVESTMENT TRUSTS: 15.6%
United States: 15.6%
3,606	Altisource Residential Corp. †	39,305
1,336	Care Capital Properties, Inc.	38,076
2,548	CareTrust REIT, Inc.	37,659
1,226	Colony Starwood Homes †	35,186
1,209	Communications Sales and Leasing, Inc. *	37,975
1,783	Four Corners Property Trust, Inc.	38,031
1,124	Gaming and Leisure Properties, Inc.	37,598
2,645	New Residential Investment Corp.	36,527
3,283	New Senior Investment Group, Inc.	37,886
3,468	NorthStar Realty Europe Corp.	37,975
1,337	Urban Edge Properties	37,623
3,065	Washington Prime Group, Inc.	37,945
2,349	Xenia Hotels & Resorts, Inc.	35,658
Total Real Estate Investment Trusts (Cost: $474,191)		487,444

See Notes to Financial Statements

11

VANECK VECTORS GLOBAL SPIN-OFF ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

MONEY MARKET FUND: 0.6% (Cost: $17,899)
17,899	Dreyfus Government Cash Management Fund	$17,899
Total Investments Before Collateral for Securities Loaned: 100.5% (Cost: $2,858,732)		3,135,756
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 11.1% (Cost: $345,491)
Repurchase Agreement: 11.1%
$345,491	Repurchase agreement dated 9/30/16 with Citigroup Global Markets, Inc., 0.52%, due 10/3/16, proceeds $345,506; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 2/15/20 to 9/9/49, valued at $352,401 including accrued interest)	$345,491
Total Investments: 111.6% (Cost: $3,204,223)		3,481,247
Liabilities in excess of other assets: (11.6)%		(362,249)
NET ASSETS: 100.0%		$3,118,998

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $300,050.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $494,777 which represents 15.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	22.6%	$708,577
Consumer Staples	2.5	78,013
Energy	3.7	117,603
Financials	6.2	194,542
Health Care	7.0	220,500
Industrials	19.9	625,033
Information Technology	10.9	342,919
Materials	6.3	196,433
Real Estate	17.8	558,601
Telecommunication Services	1.3	39,274
Utilities	1.2	36,362
Money Market Fund	0.6	17,899
	100.0%	$3,135,756

See Notes to Financial Statements

12

The summary of inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$79,116	$—	$79,116
Cayman Islands	37,871	—	—	37,871
China / Hong Kong	—	108,943	—	108,943
Finland	—	78,803	—	78,803
France	—	37,113	—	37,113
Germany	—	39,435	—	39,435
Ireland	74,218	—	—	74,218
New Zealand	—	39,274	—	39,274
Norway	—	38,712	—	38,712
Singapore	—	37,670	—	37,670
Sweden	38,620	—	—	38,620
United Kingdom	—	35,711	—	35,711
United States	1,984,927	—	—	1,984,927
Real Estate Investment Trusts*	487,444	—	—	487,444
Money Market Fund	17,899	—	—	17,899
Repurchase Agreement	—	345,491	—	345,491
Total	$2,640,979	$840,268	$—	$3,481,247

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2016.

See Notes to Financial Statements

13

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2016

Number of Shares		Value

COMMON STOCKS: 97.0%
Australia: 21.5%
60,979	AMP Ltd. #	$247,870
1,350	Blackmores Ltd. † #	121,049
4,484	Commonwealth Bank of Australia #	250,010
32,668	Computershare Ltd. #	259,074
26,398	Crown Ltd. #	266,252
1,632	CSL Ltd. #	134,183
26,797	DuluxGroup Ltd. #	135,925
27,187	Iluka Resources Ltd. #	131,671
18,836	IOOF Holdings Ltd. #	125,565
12,324	National Australia Bank Ltd. #	264,882
26,027	Platinum Asset Management Ltd. † #	100,704
13,700	QBE Insurance Group Ltd. #	98,018
32,688	Telstra Corp. Ltd. #	130,314
22,343	Vocus Communications Ltd. #	107,139
11,054	Westpac Banking Corp. #	251,470
6,966	Woolworths Ltd. #	124,701
		2,748,827
Belgium: 1.0%
2,142	KBC Group NV * #	125,091
Canada: 7.4%
3,797	Bank of Montreal	248,376
3,118	Canadian Imperial Bank of Commerce	241,350
10,379	Comeco Corp.	88,528
6,943	National Bank of Canada	245,759
4,955	Power Financial Corp.	114,614
		938,627
China / Hong Kong: 17.8%
271,000	Bank of China Ltd. #	125,156
24,000	Beijing Enterprises Holdings Ltd. #	122,485
17,500	Cheung Kong Property Holdings Ltd. #	128,735
167,000	China Construction Bank Corp. #	125,431
102,000	China State Construction International Holdings Ltd. #	134,976
250,000	China Telecom Corp. Ltd. #	127,549
116,000	Dongfeng Motor Group Co. Ltd. #	116,987
37,000	Galaxy Entertainment Group Ltd. #	140,709
198,000	Industrial and Commercial Bank of China Ltd. #	125,672
172,788	MGM China Holdings Ltd. #	302,155
35,600	Sands China Ltd. #	156,048
8,000	Sun Hung Kai Properties Ltd. #	121,629
89,000	Swire Properties Ltd. #	261,779
165,519	Wynn Macau Ltd. #	276,302
		2,265,613
France: 9.2%
2,494	BNP Paribas SA #	128,327
4,747	Carrefour SA #	123,131
1,366	Kering #	275,746
8,432	Orange SA #	132,162
1,830	Safran SA #	131,670
1,543	Sanofi #	117,548
3,829	Schneider Electric SE #	266,467
		1,175,051
Number of Shares		Value

Germany: 5.2%
3,013	Bayerische Motoren Werke AG #	$253,782
853	Linde AG #	145,000
3,595	Symrise AG #	263,744
		662,526
India: 3.0%
8,114	Infosys Ltd. #	126,191
18,308	Tata Motors Ltd. #	146,641
15,047	Wipro Ltd. #	108,319
		381,151
Israel: 0.8%
2,257	Teva Pharmaceutical Industries Ltd. #	104,599
Japan: 3.3%
5,811	Seven & i Holdings Co. Ltd. #	275,097
2,256	SoftBank Group Corp. #	146,410
		421,507
Netherlands: 2.1%
9,125	Koninklijke Philips NV #	270,113
Russia: 1.0%
33,980	Mobile TeleSystems PJSC #	122,751
Singapore: 8.9%
109,300	CapitaLand Ltd. #	258,079
453,200	Genting Singapore Plc #	250,492
39,001	Oversea-Chinese Banking Corp. Ltd. #	248,605
22,700	Singapore Exchange Ltd. #	123,839
18,258	United Overseas Bank Ltd. #	253,354
		1,134,369
Spain: 1.0%
5,904	Grifols SA #	127,313
Sweden: 5.4%
8,128	Alfa Laval AB #	127,599
30,541	Elekta AB #	296,092
13,297	Nordea Bank AB #	132,221
10,105	Svenska Handelsbanken AB #	139,089
		695,001
Switzerland: 1.8%
2,856	Julius Baer Group Ltd. * #	116,668
477	Roche Holding AG #	118,791
		235,459
United Kingdom: 5.5%
34,778	Henderson Group Plc #	104,630
23,927	Kingfisher Plc #	116,998
132,169	Lloyds Banking Group Plc #	93,585
6,896	London Stock Exchange Group Plc #	250,443
11,685	Petrofac Ltd. #	135,546
		701,202
United States: 2.1%
5,389	Carnival Plc (GBP) #	263,504
Total Common Stocks (Cost: $11,931,162)		12,372,704
REAL ESTATE INVESTMENT TRUSTS: 3.1%
Singapore: 3.1%
225,900	CapitaLand Commercial Trust Ltd. #	264,249
80,800	CapitaLand Mall Trust #	128,753

See Notes to Financial Statements

14

Value

Total Real Estate Investment Trusts (Cost: $365,990)	$393,002
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $12,297,152)	12,765,706
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.4% (Cost: $174,227)
Repurchase Agreement: 1.4%
$174,227	Repurchase agreement dated 9/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 10/3/16, proceeds $174,234; (collateralized by various U.S. government and agency obligations, 2.14% to 6.00%, due 3/1/26 to 9/1/46, valued at $177,712 including accrued interest)	$174,227
Total Investments: 101.5% (Cost: $12,471,379)		12,939,933
Liabilities in excess of other assets: (1.5)%		(185,022)
NET ASSETS: 100.0%		$12,754,911

GBP	British Pound
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $166,369.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $11,827,079 which represents 92.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	20.1%	$2,565,616
Consumer Staples	5.0	643,978
Energy	1.8	224,074
Financials	33.5	4,280,729
Health Care	7.0	898,526
Industrials	8.3	1,053,310
Information Technology	3.9	493,584
Materials	5.3	676,340
Real Estate	9.1	1,163,224
Telecommunication Services	6.0	766,325
	100.0%	$12,765,706

See Notes to Financial Statements

15

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$2,748,827	$—	$2,748,827
Belgium	—	125,091	—	125,091
Canada	938,627	—	—	938,627
China / Hong Kong	—	2,265,613	—	2,265,613
France	—	1,175,051	—	1,175,051
Germany	—	662,526	—	662,526
India	—	381,151	—	381,151
Israel	—	104,599	—	104,599
Japan	—	421,507	—	421,507
Netherlands	—	270,113	—	270,113
Russia	—	122,751	—	122,751
Singapore	—	1,134,369	—	1,134,369
Spain	—	127,313	—	127,313
Sweden	—	695,001	—	695,001
Switzerland	—	235,459	—	235,459
United Kingdom	—	701,202	—	701,202
United States	—	263,504	—	263,504
Real Estate Investment Trusts*	—	393,002	—	393,002
Repurchase Agreement	—	174,227	—	174,227
Total	$938,627	$12,001,306	$—	$12,939,933

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2016.

See Notes to Financial Statements

16

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2016

Number of Shares		Value

COMMON STOCKS: 100.0%
Automobiles & Components: 2.7%
390,778	Harley-Davidson, Inc. †	$20,551,015
Banks: 4.8%
439,450	U.S. Bancorp	18,848,011
383,668	Wells Fargo & Co.	16,988,819
		35,836,830
Capital Goods: 6.3%
114,294	Deere & Co.	9,754,993
359,107	Emerson Electric Co.	19,574,923
181,118	United Technologies Corp.	18,401,589
		47,731,505
Commercial & Professional Services: 2.2%
207,141	Stericycle, Inc. *	16,600,280
Consumer Durables & Apparel: 4.6%
229,014	Polaris Industries, Inc. †	17,734,844
304,677	VF Corp.	17,077,146
		34,811,990
Consumer Services: 2.4%
336,729	Starbucks Corp.	18,230,508
Diversified Financials: 10.0%
288,775	American Express Co.	18,493,151
455,935	Bank of New York Mellon Corp.	18,182,688
129,111	Berkshire Hathaway, Inc. *	18,652,666
290,852	State Street Corp.	20,252,025
		75,580,530
Health Care Equipment & Services: 11.2%
229,169	AmerisourceBergen Corp.	18,512,272
164,193	Cerner Corp. *	10,138,918
253,257	Express Scripts Holding Co. *	17,862,216
101,740	McKesson Corp.	16,965,145
207,912	Varian Medical Systems, Inc. *	20,693,481
		84,172,032
Materials: 4.8%
244,976	Compass Minerals International, Inc. †	18,054,731
175,572	Monsanto Co.	17,943,458
		35,998,189
Number of Shares		Value

Media: 7.3%
247,092	Time Warner, Inc.	$19,670,994
710,347	Twenty-First Century Fox, Inc.	17,204,604
196,243	Walt Disney Co.	18,223,125
		55,098,723
Pharmaceuticals, Biotechnology: 14.1%
77,843	Allergan Plc *	17,928,021
116,045	Amgen, Inc.	19,357,466
68,191	Biogen Idec, Inc. *	21,345,829
169,753	Bristol-Myers Squibb Co.	9,153,082
246,057	Eli Lilly & Co.	19,748,535
231,710	Gilead Sciences, Inc.	18,332,895
		105,865,828
Real Estate: 4.7%
632,461	CBRE Group, Inc. *	17,696,259
156,186	Jones Lang LaSalle, Inc.	17,772,405
		35,468,664
Retailing: 6.8%
25,031	Amazon.com, Inc. *	20,958,707
127,292	Lowe’s Cos, Inc.	9,191,755
287,550	Tiffany & Co. †	20,884,756
		51,035,218
Software & Services: 12.6%
47,597	LinkedIn Corp. *	9,096,739
193,577	MasterCard, Inc.	19,700,331
349,010	Microsoft Corp.	20,102,976
240,291	Salesforce.com, Inc. *	17,139,957
480,001	The Western Union Co. †	9,993,621
232,061	Visa, Inc.	19,191,445
		95,225,069
Transportation: 5.5%
677,391	CSX Corp.	20,660,425
212,148	Norfolk Southern Corp.	20,591,085
		41,251,510
Total Common Stocks (Cost: $726,360,469)		753,457,891

See Notes to Financial Statements

17

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 9.2%
Repurchase Agreements: 9.2%
$18,044,939	Repurchase agreement dated 9/30/16 with BNP Paribas Securities Corp., 0.48%, due 10/3/16, proceeds $18,045,661; (collateralized by various U.S. government and agency obligations, 0.00% to 6.25%, due 10/14/16 to 9/9/49, valued at $18,405,838 including accrued interest)	$18,044,939
16,514,808	Repurchase agreement dated 9/30/16 with Citigroup Global Markets, Inc., 0.52%, due 10/3/16, proceeds $16,515,524; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 2/15/20 to 9/9/49, valued at $16,845,104 including accrued interest)	16,514,808
16,514,808	Repurchase agreement dated 9/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 10/3/16, proceeds $16,515,524; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 10/13/16 to 9/9/49, valued at $16,845,104 including accrued interest)	16,514,808
Principal Amount		Value

Repurchase Agreements: (continued)
$1,945,685	Repurchase agreement dated 9/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 10/3/16, proceeds $1,945,766; (collateralized by various U.S. government and agency obligations, 2.14% to 6.00%, due 3/1/26 to 9/1/46, valued at $1,984,599 including accrued interest)	$1,945,685
16,514,808	Repurchase agreement dated 9/30/16 with Nomura Securities International, Inc., 0.52%, due 10/3/16, proceeds $16,515,524; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/15/17 to 2/20/63, valued at $16,845,104 including accrued interest)	16,514,808
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $69,535,048)		69,535,048
Total Investments: 109.2% (Cost: $795,895,517)		822,992,939
Liabilities in excess of other assets: (9.2)%		(69,635,126)
NET ASSETS: 100.0%		$753,357,813

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $68,925,645.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	23.9%	$179,727,454
Financials	14.8	111,417,360
Health Care	25.2	190,037,860
Industrials	14.0	105,583,295
Information Technology	12.6	95,225,069
Materials	4.8	35,998,189
Real Estate	4.7	35,468,664
	100.0%	$753,457,891

The summary of inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$753,457,891	$—	$—	$753,457,891
Repurchase Agreements	—	69,535,048	—	69,535,048
Total	$753,457,891	$69,535,048	$—	$822,992,939

*	See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the year ended September 30, 2016.

See Notes to Financial Statements

18

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VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2016

	Global Spin-Off ETF	Morningstar International Moat ETF	Morningstar Wide Moat ETF

Assets:
Investments, at value (1) (2)	$3,135,756	$12,765,706	$753,457,891
Short-term investments held as collateral for securities loaned (3)	345,491	174,227	69,535,048
Cash	59	—	530
Cash denominated in foreign currency, at value (4)	613	24,949	—
Receivables:
Investment securities sold	520,392	12,103	—
Due from Adviser	16,852	18,745	—
Dividends and interest	6,896	51,327	603,942
Prepaid expenses	40	289	6,118
Total assets	4,026,099	13,047,346	823,603,529

Liabilities:
Payables:
Investment securities purchased	525,292	12,110	—
Collateral for securities loaned	345,491	174,227	69,535,048
Line of credit	—	—	316,495
Due to Adviser	—	—	282,786
Due to custodian	—	74,991	—
Deferred Trustee fees	12	46	26,570
Accrued expenses	36,306	31,061	84,817
Total liabilities	907,101	292,435	70,245,716
NET ASSETS	$3,118,998	$12,754,911	$753,357,813
Shares outstanding	150,000	450,000	22,150,000
Net asset value, redemption and offering price per share	$20.79	$28.34	$34.01

Net assets consist of:
Aggregate paid in capital	$2,826,977	$13,423,044	$894,729,142
Net unrealized appreciation	276,936	468,797	27,097,422
Undistributed net investment income	45,047	333,495	7,325,620
Accumulated net realized loss	(29,962)	(1,470,425)	(175,794,371)
	$3,118,998	$12,754,911	$753,357,813
(1) Value of securities on loan	$300,050	$166,369	$68,925,645
(2) Cost of investments	$2,858,732	$12,297,152	$726,360,469
(3) Cost of short-term investments held as collateral for securities loaned	$345,491	$174,227	$69,535,048
(4) Cost of cash denominated in foreign currency	$607	$24,800	$—

See Notes to Financial Statements

20

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2016

	Global Spin-Off ETF	Morningstar International Moat ETF	Morningstar Wide Moat ETF

Income:
Dividends	$72,405	$433,425	$13,693,317
Securities lending income	1,716	4,564	80,764
Foreign taxes withheld	(1,265)	(34,738)	—
Total income	72,856	403,251	13,774,081

Expenses:
Management fees	13,586	56,618	3,210,711
Professional fees	69,379	54,074	146,950
Insurance	34	32	13,398
Trustees’ fees and expenses	49	334	29,593
Reports to shareholders	24,969	20,405	74,049
Indicative optimized portfolio value fee	12,690	10,616	481
Custodian fees	3,891	15,135	19,910
Registration fees	5,067	4,988	4,191
Transfer agent fees	2,888	2,865	2,415
Fund accounting fees	2,024	12,021	29,209
Interest	—	487	14,215
Other	3,212	6,292	20,854
Total expenses	137,789	183,867	3,565,976
Waiver of management fees	(13,586)	(56,618)	(55,653)
Expenses assumed by the Adviser	(109,258)	(63,350)	—
Net expenses	14,945	63,899	3,510,323
Net investment income	57,911	339,352	10,263,758

Net realized gain (loss) on:
Investments	6,277	(1,076,672)	(30,962,242)
In-kind redemptions	—	—	73,487,632
Foreign currency transactions and foreign denominated assets and liabilities	(202)	(6,587)	—
Net realized gain (loss)	6,075	(1,083,259)	42,525,390

Net change in unrealized appreciation (depreciation) on:
Investments	524,870	1,664,495	87,339,736
Foreign currency transactions and foreign denominated assets and liabilities	(81)	781	—
Net change in unrealized appreciation (depreciation)	524,789	1,665,276	87,339,736
Net Increase in Net Assets Resulting from Operations	$588,775	$921,369	$140,128,884

See Notes to Financial Statements

21

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Global Spin-Off ETF		Morningstar International Moat ETF
	For the Year Ended September 30, 2016	For the Period June 9, 2015* through September 30, 2015	For the Year Ended September 30, 2016	For the Period July 13, 2015* through September 30, 2015

Operations:
Net investment income	$57,911	$7,232	$339,352	$70,662
Net realized gain (loss)	6,075	(39,484)	(1,083,259)	(373,685)
Net change in unrealized appreciation (depreciation)	524,789	(247,853)	1,665,276	(1,196,479)
Net increase (decrease) in net assets resulting from operations	588,775	(280,105)	921,369	(1,499,502)

Dividends to shareholders:
Dividends from net investment income	(16,650)	—	(90,000)	—

Share transactions:**
Proceeds from sale of shares	—	2,826,978	1,332,150	12,090,894
Cost of shares redeemed	—	—	—	—
Increase (Decrease) in net assets resulting from share transactions	—	2,826,978	1,332,150	12,090,894
Total increase (decrease) in net assets	572,125	2,546,873	2,163,519	10,591,392
Net Assets, beginning of period	2,546,873	—	10,591,392	—
Net Assets, end of period†	$3,118,998	$2,546,873	$12,754,911	$10,591,392
† Including undistributed net investment income	$45,047	$7,096	$333,495	$54,293

** Shares of Common Stock Issued (no par value)
Shares sold	—	150,000	50,000	400,000
Shares redeemed	—	—	—	—
Net increase (decrease)	—	150,000	50,000	400,000

*	Commencement of operations

See Notes to Financial Statements

22

Morningstar Wide Moat ETF

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$10,263,758	$16,873,747
42,525,390	(38,373,256)
87,339,736	(58,131,508)
140,128,884	(79,631,017)

(15,301,600)	(13,000,000)

518,341,447	159,367,725
(632,174,449)	(177,988,761)

(113,833,002)	(18,621,036)
10,994,282	(111,252,053)
742,363,531	853,615,584
$753,357,813	$742,363,531
$7,325,620	$12,363,462

16,550,000	5,100,000
(20,950,000)	(5,850,000)
(4,400,000)	(750,000)

See Notes to Financial Statements

23

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Global Spin-Off ETF
	For the Year Ended September 30, 2016	For the Period June 9, 2015(a) through September 30, 2015
Net asset value, beginning of period	$16.98	$19.78
Income from investment operations:
Net investment income	0.39	0.05
Net realized and unrealized gain (loss) on investments	3.53	(2.85)
Total from investment operations	3.92	(2.80)
Less:
Dividends from net investment income	(0.11)	—
Net asset value, end of period	$20.79	$16.98
Total return (b)	23.22%	(14.16	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,119	$2,547
Ratio of gross expenses to average net assets	5.07%	6.24	%(d)
Ratio of net expenses to average net assets	0.55%	0.55	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55	%(d)
Ratio of net investment income to average net assets	2.13%	1.24	%(d)
Portfolio turnover rate (e)	58%	30	%(c)

	Morningstar International Moat ETF
	For the Year Ended September 30, 2016	For the Period July 13, 2015(a) through September 30, 2015
Net asset value, beginning of period	$26.48	$30.17
Income from investment operations:
Net investment income	0.76	0.18
Net realized and unrealized gain (loss) on investments	1.33	(3.87)
Total from investment operations	2.09	(3.69)
Less:
Dividends from net investment income	(0.23)	—
Net asset value, end of period	$28.34	$26.48
Total return (b)	7.91%	(12.23	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$12,755	$10,591
Ratio of gross expenses to average net assets	1.62%	2.49	%(d)
Ratio of net expenses to average net assets	0.56%	0.56	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.56%	0.56	%(d)
Ratio of net investment income to average net assets	2.99%	3.27	%(d)
Portfolio turnover rate (e)	168%	54	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

24

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar Wide Moat ETF
					For the Period
					April 24,
					2012(a) through
	For the Year Ended September 30,				September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$27.96	$31.27	$27.09	$21.54	$20.15
Income from investment operations:
Net investment income	0.48	0.57	0.37	0.23	0.08
Net realized and unrealized gain (loss) on investments	6.19	(3.46)	4.04	5.46	1.31
Total from investment operations	6.67	(2.89)	4.41	5.69	1.39
Less:
Dividends from net investment income	(0.62)	(0.42)	(0.23)	(0.14)	—
Net asset value, end of period	$34.01	$27.96	$31.27	$27.09	$21.54
Total return (b)	24.23%	(9.41)%	16.35%	26.54%	6.90	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$753,358	$742,364	$853,616	$364,395	$66,782
Ratio of gross expenses to average net assets	0.50%	0.50%	0.50%	0.51%	1.04	%(d)
Ratio of net expenses to average net assets	0.49%	0.49%	0.49%	0.49%	0.49	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.49%	0.49%	0.49%	0.49%	0.49	%(d)
Ratio of net investment income to average net assets	1.44%	1.88%	1.63%	1.48%	1.62	%(d)
Portfolio turnover rate (e)	178%	14%	15%	1%	0	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

25

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) (formerly known as Market Vectors ETF Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of September 30, 2016, offers sixty investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Global Spin-Off ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by Horizon Kinetics, LLC or Morningstar, Inc.

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
Global Spin-Off ETF	June 9, 2015	Horizon Kinetics Global Spin-Off Index
Morningstar International Moat ETF	July 13, 2015	Morningstar® Global ex-US Moat Focus IndexSM
Morningstar Wide Moat ETF	April 24, 2012	Morningstar® Wide Moat Focus IndexSM

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.
26

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they

27

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the period ended September 30, 2016.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of September 30, 2016 are reflected in the Schedules of Investments.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at September 30, 2016 is presented in the Schedules of Investments. Also, refer to related disclosures in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, at least until February 1, 2017, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitations (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

28

The current management fee rate, expense limitations and the amounts waived/assumed by the Adviser for the year ended September 30, 2016, are as follows:

Fund	Management Fee Rates	Expense Limitations	Waiver of Management Fees	Expenses Assumed by the Adviser
Global Spin-Off ETF	0.50%	0.55%	$13,586	$109,258
Morningstar International Moat ETF	0.50	0.56	56,618	63,350
Morningstar Wide Moat ETF	0.45	0.49	55,653	—

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“the Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended September 30, 2016, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Global Spin-Off ETF	$1,618,614	$1,577,839
Morningstar International Moat ETF	19,387,357	19,108,277
Morningstar Wide Moat ETF	1,275,754,805	1,282,678,640

Note 5—Income Taxes—As of September 30, 2016, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Spin-Off ETF	$3,204,520	$423,261	$(146,534)	$276,727
Morningstar International Moat ETF	12,502,102	808,752	(370,921)	437,831
Morningstar Wide Moat ETF	795,914,506	47,670,402	(20,591,969)	27,078,433

At September 30, 2016, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed Ordinary	Undistributed Long-Term	Accumulated Capital	Qualified Late-Year	Other Temporary	Unrealized Appreciation
Fund	Income	Capital Gains	Losses	Losses	Difference	(Depreciation)	Total
Global Spin-Off ETF	$39,648	$—	$(24,255)	$—	$(11)	$276,639	$292,021
Morningstar International
Moat ETF	360,553	—	(1,466,714)	—	(46)	438,074	(668,133)
Morningstar Wide
Moat ETF	7,352,190	—	(175,775,382)	—	(26,570)	27,078,433	(141,371,329)

The tax character of dividends paid to shareholders during the years ended September 30, 2016 and September 30, 2015 was as follows:

Fund	2016 Dividends Ordinary Income	2015 Dividends Ordinary Income
Global Spin-Off ETF	$16,650	$—
Morningstar International Moat ETF	90,000	—
Morningstar Wide Moat ETF	15,301,600	13,000,000

At September 30, 2016, the Funds had capital loss carryforwards available to offset future capital gains, as follow:

Fund	Post-Effective- No Expiration Short-Term Capital Losses	Post-Effective- No Expiration Long-Term Capital Losses
Global Spin-Off ETF	$—	$(24,255)
Morningstar International Moat ETF	(1,339,859)	(126,855)
Morningstar Wide Moat ETF	(139,290,799)	(36,484,583)
29

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

During the year ended September 30, 2016 Global Spin-Off ETF utilized $13,526 of its accumulated capital loss carryforwards.

During the period ended September 30, 2016, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, and tax treatment of in-kind redemptions, the Funds incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Accumulated Net Investment Income (Loss)	Increase (Decrease) in Accumulated Net Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Global Spin-Off ETF	$(3,310)	$3,311	$(1)
Morningstar International Moat ETF	29,850	(29,850)	—
Morningstar Wide Moat ETF	—	(73,410,389)	73,410,389

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2016, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of September 30, 2016, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended September 30, 2016, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Global Spin-Off ETF	$—	$—
Morningstar International Moat ETF	1,272,873	—
Morningstar Wide Moat ETF	516,424,820	625,838,810

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Global Spin-Off ETF may invest in spun-off companies that have been spun-off from a parent company for a number of reasons, including but not limited to low growth prospects, high capital requirements or an unfavorable capitalization

30

structure. Investments in spun-off companies are subject to the risk that any of these characteristics will adversely affect the value of investments in the spun-off companies. There can be no assurance that a spun-off company will be financially independent or profitable, especially where the company represented a non-core or non-competitive business line of the parent company at the time of the spin-off.

Global Spin-Off ETF may invest directly in real estate investment trusts (“REITs”) and is exposed to the risk of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. The Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.

The United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact, the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

As a result of events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at September 30, 2016 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Effective October 1, 2015, the Funds adopted new accounting guidance under Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860) Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure, which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as securities lending, and the related contractual maturity terms of these secured transactions. Accordingly, the

31

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

following table presents repurchase agreements held as collateral by type of security on loan pledged as of September 30, 2016.

Gross Amount of Recognized
Liabilities for Securities Loaned
in the Statements of Assets
and Liabilities*
Fund	Equity Securities
Global Spin-Off ETF	$345,491
Morningstar International Moat ETF	174,227
Morningstar Wide Moat ETF	69,535,048

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2016, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of September 30, 2016
Morningstar Wide Moat ETF	278	$1,113,926	1.74%	$316,495

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended September 30, 2016, there were no offsets to custodian fees.

Note 12—Recent Accounting Pronouncements—On August 27, 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Funds’ ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. The new standard is effective for the annual period ending after December 15, 2016, and all annual and interim periods thereafter. Management is currently evaluating the impact that ASU 2014-15 will have on financial statement disclosure.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

32

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of VanEck Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Global Spin-Off ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF (three of the series constituting VanEck Vectors ETF Trust) (the “Funds”) as of September 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Spin-Off ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF (three of the series constituting VanEck Vectors ETF Trust) at September 30, 2016, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 28, 2016

33

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2016 income tax purposes will be sent to them in early 2017. Please consult your tax advisor for proper treatment of this information.

The Fund listed below intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the period ended September 30, 2016 by the Fund was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Morningstar International Moat ETF	$24,353	$433,596

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Received Deduction for fiscal-year 2016.

Morningstar Wide Moat ETF	85.58%
34

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2016 (unaudited)

Independent Trustees:

				Number of
		Term of		Portfolios
	Position(s)	Office[2] and		in Fund
Name, Address[1]	Held with	Length of	Principal Occupation(s)	Complex[3]	Other Directorships Held
and Year of Birth	the Trust	Time Served	During Past Five Years	Overseen	By Trustee During Past Five Years
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	60	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015; and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	72	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 – present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	60	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	72	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, Van Eck Securities Corporation (“VESC”); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisers Corp. (“VEARA”).	60	Director, National Committee on US-China Relations.

1	The address for each Trustee and Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust, and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
35

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2016 (unaudited) (continued)

Officers:

Officer’s Name,	Position(s)	Term of Office[2]
Address[1] and	Held with	and Length of
Year of Birth	the Trust	Time Served	Principal Occupation(s) During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Uwe Eberle, 1965	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG (since 2010).

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, VanEck (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 – January 2010).

Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
36

Officers:

Officer’s Name,	Position(s)	Term of Office[2]
Address[1] and	Held with	and Length of
Year of Birth	the Trust	Time Served	Principal Occupation(s) During The Past Five Years
Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 – June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
37

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2016 (unaudited)

At a meeting held on June 10, 2016 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck VectorsTM ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Biotech ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Environmental Services ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Gaming ETF, Generic Drugs ETF, Germany Equal Weight ETF, Global Chemicals ETF, Global Spin-Off ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, Pharmaceutical ETF, Retail ETF, Russia Equal Weight ETF, Semiconductor ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 10, 2016. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund except for the VanEck Vectors Morningstar International Moat ETF and Morningstar Wide Moat ETF generally invests in a different group of issuers than the funds in its designated peer group. They also considered the fact that VanEck Vectors Generic Drugs ETF, Global Spin-Off ETF and Morningstar International Moat ETF had only recently commenced operations and therefore had a limited operational history that could be used for comparative purposes, since the expense information prepared by Broadridge was based on estimated amounts for the Funds. They noted that the performance comparisons provided by Broadridge for VanEck Vectors Generic Drugs ETF covered approximately a one month period (January 12, 2016 (the date operations commenced for the Fund) through February 29, 2016). Additionally, they noted that the performance comparisons provided by Broadridge for VanEck Vectors Global Spin-Off ETF covered approximately an eight month period (June 9, 2015 (the date operations commenced for the Fund) through February 29, 2016). Furthermore, they noted that the performance comparisons provided by Broadridge for VanEck Vectors Morningstar International Moat ETF covered approximately a seven month period (July 13, 2015 (the date operations commenced for the Fund) through February 29, 2016). In addition, as noted below, the Trustees reviewed certain performance information for each Fund that was not provided by Broadridge. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 10, 2016 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

38

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had management fees (after the effect of any applicable fee waiver) below the average and median of its respective peer group of funds, except for VanEck Vectors Morningstar Wide Moat ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average and median of its peer group of funds. The Trustees also noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Biotech ETF, Gaming ETF, Morningstar Wide Moat ETF, Morningstar International Moat ETF and Generic Drugs ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and/or median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ total expense ratios (after the effect of any applicable expense limitation) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Germany Equal Weight ETF, Global Chemicals ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Russia Equal Weight ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds, although they concluded that the

39

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2016 (unaudited) (continued)

nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 10, 2016 meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

40

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	VVSTRATAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     September 30.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2016 and
     September 30, 2015, were $249,930 and $319,530 respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     September 30, 2016 and September 30, 2015, were $180,689 and $311,270 respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date December 9, 2016
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date December 9, 2016
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date December 9, 2016
     ----------------